Main Regulations and Other	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Main Regulations and Other
34.	MAIN REGULATIONS AND OTHER
34.a) Hydrocarbon Law
On October 31, 2014, the Argentine Republic BO published the text of Law No. 27,007, amending the Hydrocarbon Law No. 17,319. The most relevant aspects of the law are as follows:

a)
Regarding exploration permits, it distinguishes between those with conventional and unconventional objectives, and between explorations in the continental shelf and in territorial waters, establishing the respective terms for each type.

b)
Regarding concessions, 3 types of concessions are provided, namely, conventional exploitation, unconventional exploitation, and exploitation in the continental shelf and territorial waters, establishing the respective terms for each type.

c)	The terms for hydrocarbon transportation concessions were adjusted in order to comply with the exploitation concessions terms.

d)
Regarding royalties, a maximum of 12% is established, which may reach 18% in the case of granted extensions, where the law also establishes the payment of an extension bond for a maximum amount equal to the amount resulting from multiplying the remaining proven reserves at the end of effective term of the concession by 2% of the average basin price applicable to the respective hydrocarbons over the 2 years preceding the time on which the extension was granted.

e)
The extension of the Investment Promotion Regime for the Exploitation of Hydrocarbons (Decree No. 929/2013) is established for projects representing a direct investment in foreign currency of at least US$ 250 million, increasing the benefits for other type of projects.

f)	Reversion and transfer of hydrocarbon exploitation permits and concessions in national offshore areas is established when no association contracts subscribed with ENARSA to the SE exist.
34.b) Hydrocarbon Sovereignty Regime – Decree No. 1,277/2012
On July 25, 2012, the executive decree of Law No. 26,741, Decree No. 1,277/2012, was published, creating the “Regulation of the Hydrocarbons Sovereignty Regime in the Argentine Republic”. Among other matters, the mentioned decree established: the creation of the National Plan of Investment in Hydrocarbons; the creation of the Commission for Planning and Coordination of the Strategy for the National Plan of Investment in Hydrocarbons (the “Commission”), which will elaborate on an annual basis, within the framework of the National Hydrocarbon Policy, the National Plan of Investment in Hydrocarbons; the National Registry of Investments in Hydrocarbons in which the companies undertaking activities of exploration, exploitation, refining, transport and commercialization of hydrocarbons and fuels will have to register; and the obligation for the registered companies to provide their Plan of Investments every year before September 30, including a detail of quantitative information in relation to the activities of exploration, exploitation, refining, transport and commercialization of hydrocarbons and fuels according to each company.
Additionally, the mentioned companies will have to provide their plans in relation to the maintenance and increase of hydrocarbons reserves, including: a) an investment in exploration plan; b) an investment plan in primary hydrocarbons reserves recovery techniques; and c) an investment plan in secondary hydrocarbons reserves recovery techniques, which will be analyzed by the Commission; the Commission will adopt the promotion and coordination measures that may consider necessary for the development of new refineries in the National Territory, that may allow the growth in the local processing capacity in accordance with the aims and requirements of the National Plan of Investment in Hydrocarbons; in relation to prices, and accordingly to the Decree, for the purpose of granting reasonable commercial prices, the Commission will determine the criteria that will govern the operations in the domestic market. In addition, the Commission will publish reference prices of each of the components of the costs and the reference prices for the sale of hydrocarbons and fuels, which will allow the production costs attributable to the activity to be covered and a reasonable margin of profit to be attained.
Not complying with the dispositions included in the Decree and supplementary rules may result in the following penalties: fine, admonition, suspension or deregistration from the registry included in section 50 of Law No. 17,319 or the nullity or expiration of the concessions or permits. Moreover, the mentioned decree abrogates the dispositions of the Decrees No. 1,055/1989, 1,212/1989 and 1,589/1989 which established, among other matters, the right to the free disposition of hydrocarbon production.
On December 29, 2015, the PEN issued Decree No. 272/2015, resolving for the dissolution of the Commission and its Regulations, and also providing that the powers vested in the Commission were to be exercised by the MINEM.

34.c) Investment Promotion Regime for the Exploitation of Hydrocarbons - Decree No. 929/2013
Decree No. 929/2013 provides for the creation of an Investment Promotion Regime for the Exploitation of Hydrocarbons (the “Promotional Regime”), both conventional and unconventional, which will apply throughout the territory of the Republic of Argentina. Inclusion in the Promotional Regime may be applied for by subjects registered with the Hydrocarbon Investments National Register and holding hydrocarbon exploration permits and/or exploitation concessions and/or any third party associated and together with, such holders, provided they file with the Strategic Planning and Coordination Commission of the Hydrocarbon Investments Nation Plan created by Decree No. 1,277/2012 a “Hydrocarbon Exploitation Investment Project” entailing a direct investment in foreign currency of at least US$ 1,000 million, computed as of the filing of the Hydrocarbon Exploitation Investment Project to be invested during the first 5 years of the Project (this amount was amended by the subsequent Law No. 27,007 to US$ 250 million). Among the benefits to subjects comprised by the Promotional Regime, the following are highlighted: i) they will be entitled, subject to the terms of Law No. 17,319 and from the fifth successive year of actual execution of their respective “Hydrocarbon Exploitation Investment Projects”, to freely sell to foreign markets 20% of their production of liquid and gaseous hydrocarbons produced under the said Projects, with a 0% rate for export duties, should these be otherwise applicable; ii) they will be entitled to free availability of 100% of any foreign currency obtained from export of the hydrocarbons mentioned in the preceding item, provided that the approved “Hydrocarbon Exploitation Investment Project” implies the entry of foreign currency to the Argentine market of at least US$ 1,000 million (this amount was amended by the subsequent Law No. 27,007 to US$ 250 million) and as mentioned hereinabove; iii) it is provided that, during periods where national production is not enough to meet domestic supply needs under the terms of section 6 of Law No. 17,319, subjects included in the Promotional Regime will be entitled, as of the fifth year beginning from the approval and execution of their respective projects, to obtain, a percentage of liquid and gaseous hydrocarbons produced under such projects available for export as mentioned herein above, an export price of not less than the reference export price, for whose determination the incidence of export duties otherwise applicable will not be computed.
In addition, the Decree creates the figure of “Unconventional Hydrocarbon Exploitation”, consisting of the extraction of liquid and/or gaseous hydrocarbons through unconventional stimulation techniques applied in fields located in shale gas or shale oil, tight sands, tight gas and tight oil, and coal bed methane geological rock formations and/or characterized, generally, by the presence of low permeability rocks. In connection therewith, it has been provided that subjects holding hydrocarbon exploration permits and/or exploitation concessions included in the Promotional Regime will be entitled to apply for an “Unconventional Hydrocarbon Exploitation Concession”. In addition, holders of “Unconventional Hydrocarbon Exploitation Concessions” who in turn are holders of an adjacent pre-existing
exploitation concession, may apply for the merging of both areas into a sole unconventional area, provided that due evidence is given of the geological continuity of the relevant areas.
34.d) Withholding rates of hydrocarbon exports
On September 4, 2018, Decree No. 793/2018 was published in the BO establishing, until December 31, 2020, an export duty of 12% on all goods under the tariff items of the Mercosur Common Nomenclature (“NCM”). This export duty was capped at 4 Pesos per dollar of the taxable amount or official FOB price, as applicable. For goods other than primary products, the cap was 3 Pesos per dollar of the taxable amount or official FOB price, as applicable.
On December 23, 2019, Law No. 27,541 on Social Solidarity and Production Reactivation, was published in the BO, which introduced amendments to Decree No. 793/2018. See Note 34.j and Decree No. 488/2020 in Note 34.e.

34.e) Liquid hydrocarbons regulatory requirements
SE Resolution No. 1,679/2004 reinstalled the registry of diesel and crude oil export transactions created by Executive Decree No. 645/2002, and mandated that producers, sellers, refining companies and any other market agent that wish to export diesel or crude oil register such transaction and demonstrate that domestic demand has been satisfied and that they have offered the product to be exported to the domestic market. In addition, SE Resolution No. 1,338/2006 added other petroleum products to the registration regime created by Executive Decree No. 645/2002, including gasoline, fuel oil and its derivatives, diesel, aviation fuel, asphalts, certain petrochemicals, certain lubricants, coke and petrochemical derivatives. SE Resolution No. 715/2007 empowered the National Refining and Marketing Director to determine the amounts of diesel to be imported by each company, in specific periods of the year, to compensate for exports of products included under the regime of Resolution No. 1,679/2004; the fulfillment of this obligation to import diesel is necessary to obtain authorization to export the products included under Decree No. 645/2002.
In addition, certain regulations establish that exports are subordinate to supplying the domestic market. In this way, Resolution No. 25/2006 of the Secretariat of Domestic Commerce, imposes on each Argentine refining and/or retail company the obligation to supply all reasonable diesel fuel demand, by supplying certain minimum volumes (which at minimum should be volumes supplied the year before plus the positive correlation between diesel demand and GDP accumulated from the month reference). The aforementioned commercialization should be done without altering or affecting the normal operation of the diesel market.
Additionally, Rule No.168/2004 requires companies intending to export LPG to first obtain an authorization from the SE by demonstrating that local demand was satisfied or that an offer to sell LPG in the local market has been made and rejected.
In January 2008, the Secretariat of Domestic Commerce issued Resolution No.14/2008, whereby the refining companies were instructed to optimize their production in order to obtain maximum volumes according to their capacity.
Decree No. 1,189/2012 of the PEN , dated July 17, 2012, established that the jurisdictions and entities of the National public Sector included in section 8, subsection a) of Law No. 24,156 (National Administration, formed by the central administration and the decentralized agencies including the social insurance institutions) must contract with YPF the provision of fuels and lubricants for the fleet of official cars, boats and aircrafts, except in those cases which have the prior authorization of the Chief of the Cabinet of Ministers.

•	Agreements of local crude oil and fuel prices
In January 2017, oil producers and refiners reached an agreement for the transition to international prices of the Argentine hydrocarbon industry, which established proposed prices for the commercialization of crude oil on the domestic market in order to achieve parity with international markets during the course of 2017. Notwithstanding the foregoing, the agreement provided for the power of either party to abandon the agreement during its term, which was also subject to compliance with certain variables such as the exchange rate or price of Brent crude oil within certain established parameters. During the last quarter of 2017, the price agreement was suspended because it considered this suspension in case the average international price of 10 days exceeds the local price, but it also states that it may be restored if the average price of Brent crude is positioned below the local price for more than 10 days.
Since then, the market players –producers and refiners– began to freely agree on domestic crude oil prices, generally valid on a calendar-month basis and linked to the Brent international benchmark, while maintaining limits on the exchange rate. Peso/US$ and Brent’s own value, depending on the capacity to transfer its price (expressed in US$/Bbl) to the prices of the products obtained from it –basically fuels (expressed in Peso/unit)– for their market sale.

However, and in light of the domestic macroeconomic situation, which presented a the substantial increase in crude oil price and the short-term exchange rate, among other factors in place at the time, on May 8, 2018, the MINEM and the refining companies (among them, YPF) entered into a price stability agreement with a compensatory account, whereby the refining companies undertook the commitment not to modify fuel prices (net of taxes) in force as of such date during the months of May and June, in order to benefit the general economic interest, which, in turn, would have potential effects on the Company.
Moreover, the agreement included the creation of a compensatory account which incorporated the distortion in prices in terms of international reference prices accrued as of the date of the agreement, together with the adjustments resulting from additional cost variations (crude oil, exchange rate and biofuel price) which would not be transferred to prices during the months of May and June. The agreement set forth that such compensatory account would be transferred to the market through price increases during the second semester or, otherwise, the MINEM undertook the commitment to find mechanisms so that the refining companies may recover such difference.
On June 1, 2018, the MINEM and the refining companies (among them YPF) entered into a supplementary agreement that considered establishing a Brent reference price for crude oil purchases among refining and producing companies for the months of May (66 US$/bbl), June (67 US$/bbl) and July (68 US$/bbl), 2018, and an increase in final prices of gasolines and diesel of up to 5% and 4.5%, respectively, beginning on June 2, 2018, which included the variation in the liquid fuel tax, the carbon dioxide tax and the prices of biofuel prevailing from that date. Additionally, an increase in an amount of up to 3% in the consumer prices of fuels, net of any variation in taxes, was expected to take place during the month of July.
On June 29, 2018, in face of the volatility and significant change in the variables that were the basis for the agreements above mentioned, YPF informed the MINEM on the decision to implement as of July 1, 2018, the applicable commercial policies according to the changes in the variables stated above, both for determination of sales prices of its products and of those for the purchase of crude oil, in accordance with the evolution of the general business environment and the evolution of customers in particular, consistent with the regulatory framework and current provisions. Consequently, the aforementioned agreements have ceased to be in force for YPF as of June 30, 2018; however, the Company has submitted the resulting amounts in the compensatory account to the relevant authorities, which represent contingent rights.
On December 6, 2018, YPF requested the SGE to set the guidelines for the implementation of the mechanism to recover the costs not transferred to fuel prices for the period contemplated under the Agreement, having received no response to the date of issuance of these consolidated financial statements.
On August 15, 2019, the PEN passed Decree No. 566/2019, which was later amended by Decree No. 601/2019 issued on August 30, 2019, and subsequently by SGE Resolution No. 557/2019 dated September 18, 2019, which established that: i) until November 13, 2019 deliveries of crude oil made in the domestic market must be billed and paid at the price agreed between producers and refiners as of August 9, 2019, applying for this purpose an exchange rate of $49.30/US$, equal to a 5.58% increase over the current reference price and a Brent reference price of US$ 59/bbl; and ii) until the same date, the maximum price of all kinds of gasoline and diesel sold by refining companies and/or wholesalers and/or retailers, for the supply of fuel through fuel pumps at service stations may be increased by up to 4% compared to the prices in effect as of August 9, 2019.
Also, on November 1, 2019 SGE Resolution No. 688/2019 was published in the BO, modifying Decree No. 601/2019 and SGE Resolution No. 557/2019, and establishing that: i) during the effective term of Decree No. 601/2019, crude oil deliveries made in the domestic market must be billed and paid at the price agreed between producing and refining companies as of August 9, 2019, applying a reference exchange rate of $51.77/US$, equal to a 5% increase over the reference price established in SGE Resolution No. 557/2019, and a Brent reference price of US$ 59/bbl; and (ii) from November 1, 2019 and during the effective term of Decree No. 601/2019, the prices of all kinds of gasolines and diesel sold by refining companies and/or wholesalers and/or retailers, for the supply of fuel through fuel pumps at service stations may be increased by up to 5% compared to the prices in effect as of September 20, 2019.

•	Decree No. 488/2020 – Determination of prices for billing crude oil deliveries in the domestic market
On May 19, 2020, Decree No. 488/2020 issued by the PEN (the “Decree”) was published in the BO, establishing that crude oil deliveries made in the domestic market must be invoiced by producing companies and paid by refining and trading companies, taking the Medanito crude oil type price of US$ 45/Bbl as a reference, until December 31, 2020. This price will be adjusted for each crude type by quality and loading port using the same reference in accordance with ordinary practices. Such price will be applicable to payment of hydrocarbon royalties in compliance with section 59 of Law No. 17,319. If, during the effective term of the Decree, the price of the “ICE BRENT FIRST LINE” rises above US$ 45/Bbl for 10 consecutive days, considering to such end the average of the last 5 market rates published by “PLATTS CRUDE MARKETWIRE” under the heading “Futures”, the price-related provisions will be left with no effect.
In addition, the Decree provides that during the effective term, the producing companies are bound to maintain the activity and/or production levels registered during 2019, taking into consideration the current demand shrinkage of crude oil and its by-products,
both in the domestic and international markets, caused by the
COVID-19
pandemic, and always within the adequate and economic operation parameters set forth in section 31 of Law No. 17,319. Producing companies must apply an identical criteria in relation to sustaining effective contracts with regional service companies and maintaining the same workforce they had as of December 31, 2019, which shall be carried out within a consensual framework together with workers’ organizations in order to jointly achieve working arrangements that improve efficiency, technology and production, in compliance with the best national and international practices in the hydrocarbon activity.
The SE will verify that producing companies meet the Annual Investment Plan (Section 12 Annex to Decree No. 1,277/12) and will apply, if appropriate, the sanctions provided for in section 29 of such Annex.
Separately, the Decree established that refining and trading companies must purchase their total crude oil demand to local producing companies. For integrated companies, the Decree stipulated that, should they need to buy crude oil in excess of their own and their associates’ production, such purchases will be made based on similar parameters to those used in 2019. Integrated and refining companies, as well as trading companies will not be able to import products that are available for sale in the domestic market and/or for which there is effective local processing capacity.
Regarding tax increases on liquid fuels and carbon dioxide stipulated under section 7 of Annex to Decree No. 501/2018, and which correspond to adjustments for the first and second quarter of 2020, they will be applicable to unleaded gasoline, virgin naphtha and diesel from October 1, 2020.
The Decree also established that hydrocarbons (under the tariff items of the Mercosur Common Nomenclature (“NCM”) outlined in its Annex) will pay export duties under a scheme that contemplates the price of the “ICE BRENT FIRST LINE” barrel (International Price). Such export duty rate will be 0% when the International Price equal or lower than US$ 45/Bbl, will range from 0.5% to 8% when the International Price is between US$ 45/Bbl and US$ 60/Bbl, and will be 8% when the International Price is equal or higher than US$ 60/Bbl.
The SE may simplify the Operation of the Registry of Export Transactions for
low-demand
products in the domestic market if export requests should significantly increase. It may also request assistance from the Secretariat of Domestic Commerce and any other competent body, city mayors and all municipalities of the country, to monitor compliance with the maximum prices for the sale of LNG bottles of 10, 12 and 15 kilograms.
On August 28, 2020, more than ten consecutive days were completed in which the average price of Brent exceeded US$ 45/bbl, leaving the provisions related to the price of Decree No. 488/2020 without effect.

Thus, beginning on such date, producers and refiners negotiate prices taking international oil prices as reference. As of the date of issuance of these consolidated financial statements, the Argentine Government has not issued any additional regulation in relation to the price of crude oil in the domestic market.
34.f) Regulatory requirements for natural gas

•	Mechanisms for allocating the demand for natural gas
ENARGAS Resolution No. 1,410/2010
On October 4, 2010, the BO published ENARGAS Resolution No. 1,410/2010 that approved the “Supplementary Procedure for Gas Requests, Confirmations and Control” which set out new rules for natural gas dispatch applicable to all participants in the natural gas industry, imposing regulations to the producers’ availability of natural gas. By virtue of these procedures, distributors were authorized to request all the natural gas necessary to cover the Priority Demand (natural gas demand from distributors exclusively for consumer groups which, under the regulations in force, should be supplied with this fluid by providers (residential users, and general service users P1, P2 and P3 Group III), even in the case of natural gas volumes that exceed those that the SE would have allocated by virtue of the Agreement with the natural gas producers ratified by the Resolution No. 599/2007. The Company’s appeal against Resolution No. 1,410/2010 was rejected.
MINEM Resolution No. 89/2016 - ENARGAS Resolution No.
 3,833/2016 – ENARGAS Resolution No.
 4,502/2017 – ENARGAS Resolution No.
 59/2018 – ENARGAS Resolution No.
 124/2018 – ENARGAS Resolution No.
 302/2018
On June 1, 2016, the MINEM published Resolution No. 89 whereby:

a)
ENARGAS was instructed to develop a procedure that modifies and supplements the one established in ENARGAS Resolutions No. 716/1998 and No. 1,410/2010 and establishes daily operation conditions of the Transportation and Distribution Systems.

b)
The volumes that may be requested by the Distributors were made available in order to supply the Priority and Fixed Demand that, in case of contracting with a natural gas producer, will reduce the requirement of natural gas to said producer as set forth in Resolution 1,410/2010 to the extent of the contracted volume.

According to this Resolution, ENARGAS Resolution No. 3,833/2016 was issued on June 5, 2016, which approves the “Supplementary Procedure for Gas Requests, Confirmations and Control”.
The purpose of the Procedure is to establish the transition mechanism and application criteria for the administration of the natural gas dispatch to preserve the operation of the transportation and distribution systems giving priority to the consumption of the Priority Demand in cases of supply crisis and/or emergencies which may put at risk the normal provision of the natural gas public service or which may affect the provision of another public service.
The Procedure establishes that each day the Distribution Service Providers will request in the programming computer systems of the Transport Companies for the operational day n + 1, with first priority, the natural gas necessary to supply the Priority Demand, based on their consumption estimate and in accordance with the contracted transport capacity and its supply agreements.
The confirmation of natural gas in the TSEP for Priority Demand will have priority over other segments. The confirmation of gas for segments other than the Priority Demand will maintain the confirmation priority established by the Producer in the respective contracts with direct consumers (or Marketers), which will be informed to Transportation and Distribution Service Providers.
The transportation nomination of each Distribution Service Provider will give priority to the supply of their Priority Demand over any other user of that Provider.

The Providers of the Transportation and Distribution Service that verify that the transportation capacity is not sufficient to supply the Priority Demand must summon the Emergency Committee, chaired by the president of ENERGAS, who will procure the means to allocate the volumes in the emergency situation.
On June 6, 2017 ENARGAS Resolution No 4,502/2017 was issued which approved the Procedure for the Administration of the office in the Emergency Executive Committee (“EEC”), modifying the procedure for the delivery request and gas confirmations which were approved by ENARGAS Resolution No. 3,833/2016 and provided for measures and criteria to be adopted in a supply crisis of the Priority Demand for Natural Gas declared by the Transportation Companies, Distribution Companies or the ENARGAS.
Among such measures, it was provided that the EEC or (if the EEC disagrees to it) the ENARGAS, will define the way in which the Priority Demand will be supplied considering the quantities of natural gas available in each basin for each producer and discounting the amounts contracted to supply the Priority Demand.
On May 18, 2018 ENARGAS Resolution No. 59/2018 was published, approving the Temporary Procedure for Shipment Management in the EEC, effective until the end of winter 2018. The EEC will be composed of at least one representative of the Transporters, the Providers and each carrier which, due to their geographical location and their respective demand have or may have incidence to resolve the situation. It will be chaired by a representative of the relevant Transportation Company and the decisions agreed in the EEC will be mandatory for all Active Subjects of the Gas Industry.
On June 29, 2018, ENARGAS Resolution No. 124/2018 was published in the BO which (i) approves the amended and restated internal regulations for dispatch centers beginning on June 30, 2018; (ii) derogates ENARGAS Resolutions No. 1,410/2010, 3,833/2016 and 4,502/2017
to the extent they are contrary to and/or incompatible with the amended and restated text of the aforementioned regulations; (iii) sets forth its presumption that there are no observations by ENARGAS to the proposed rescheduling made by the Transportation companies if there is no communication to the contrary within 1 hour after it has been requested; and (iv) sets forth that the Temporary Procedure for Shipment Management in the EEC shall be applicable during the winter of 2018.
On October 18, 2018 ENARGAS Resolution No. 302/2018 was published, which, considering that not all of the gas supply contracts for the Priority Demand between Producers and Distribution Licensees had been executed, extended the effective term of ENARGAS Resolution No. 59/2018 for 180 calendar days from October 1, 2018.
ENARGAS Resolution No. 215/2019, published on April 16, 2019, extends the effective term of ENARGAS Resolution No. 59/2018 for an additional period of 180 calendar days counted from the expiry of the term set forth in ENARGAS Resolution No. 302/2018 for considering that the reasons that led to the resolution still persist.
On October 21, 2019, ENARGAS Resolution No. 656/2019 was published in the BO, which extended the effective term of ENARGAS Resolution No 59/2018 until April 30, 2020 (included).
On May 5, 2020, ENARGAS Resolution No. 39/2020 was published in the BO, extending the effective period of ENARGAS Resolution No. 59/2018 (which established the temporary procedure for shipment management in the Emergency Executive Committee) to September 30, 2020, included.
On October 5, 2020, ENARGAS Resolution No. 305/2020 was published in the BO, extending the effective term of ENARGAS Resolution No. 59/2018 to September 30, 2021.
Terms and Conditions for the Distribution of Natural Gas through Networks
Under the energy sector normalization process, the MINEM called on natural gas producers (including YPF) and ENARSA to establish the basic conditions that will constitute the framework for the supply agreements to be executed for Natural Gas distribution as of January 1, 2018. In the meeting, MINEM informed that given the expiration of the extension period established in Law No. 27,200 regarding the public emergency that began in 2002, Law No. 24,076 regained effectiveness, which sets forth that the price of natural gas supply agreements will be the price resulting from the free interaction of supply and demand.
In this context, on November 29, 2017, natural gas producers (including YPF) and ENARSA, at the request of the MINEM, subscribed the “Terms and Conditions for the Provision of Natural Gas to Gas Distributors through Networks” (the “Terms and Conditions”).

The Terms and Conditions establish the basic guidelines to assure the adequate supply of natural gas to the Distributors, and consequently to residential and commercial final consumers. Moreover, they establish the continuity of the gradual and progressive path of reduction of subsidies, all within the framework of the process of normalization of the natural gas market, which occurs within the period of validity of such Terms and Conditions until December 31, 2019 considered as the “transition period” until the normalization indicated above.
The guidelines established in the Terms and Conditions include, among others, the recognition of the right to transfer to the gas tariff the cost of gas acquisition paid by users and consumers; establishes the available volumes that each producer and each basin must make available daily to the distributors for each month, who may express their lack of interest before a certain date set forth in the Terms and Conditions; establishes penalties for non-compliance
for any of the parties regarding their obligation to deliver or take gas; establishes gas prices for each basin for the next two years, in dollars, the parties being able to set prices lower than those established under the applicable free negotiations; establishes payment guidelines for the purchases made by the Distributors to producers; ENARSA assumes the obligation to supply the demand corresponding to areas reached by the subsidies of residential gas consumption contemplated in article 75 of Law No. 25,565 (corresponding to the areas of lower price of residential gas charged to users and consumers), during the period of transition.
The Terms and Conditions constitute the terms and conditions to consider in the negotiations of their respective individual agreements, without this being construed as an obligation. Additionally, the Terms and Conditions establish guidelines for early termination in the event of non-compliance
by the parties.
As a consequence of the exchange rate variation that took place on April 2018, and the decision of distributors to pay the price of gas based on the implicit exchange rate indicated on the tariff scheme approved for the winter period 2018 (lower than the price that had to be applied pursuant to the Terms and Conditions and the individual agreements executed), natural gas producing and distribution companies began a renegotiation process for the special agreements executed pursuant to the Terms and Conditions, with prices denominated in dollars. The renegotiation process resulted in a reduction in the price of gas to be applied to the period October – December 2018, with no agreement being reached in relation to the exchange rate differences to be contemplated.
On October 5, 2018, Resolution No. 20/2018 was published, establishing that in relation to differences between the price of gas provided in the contracts and the price of gas recognized in the final tariffs of distribution companies, valued for the quantity of gas purchased from April 1 to September 30, 2018, the ENARGAS would instruct distribution companies to recover the credit in favor of producers on a separate line in the invoice to be issued to its users, in 24 installments from January 1, 2019. However, SGE Resolution No. 20/2018 was later repealed by Resolution No. 41/2018 published on October 16, 2018, alleging opportunity issues for such implementation.
On November 16, 2018, by Decree No. 1,053/2018, published in the BO, the Argentine Government decided to assume the payment of the accumulated daily differences on a monthly basis between the price of gas purchased by Distributors and the price of natural gas included in tariff schemes effective from April 1, 2018 to March 31, 2019, exclusively generated due to exchange rate variations and corresponding to the natural gas volumes delivered in that same period. The conditions are as follows: (i) 30 monthly consecutive installments beginning on October 1, 2019, which will be determined using the BNA effective interest rate for
30-day
deposits in Argentine currency (“electronic board”), (ii) the installments will be collected by Distributors, which will immediately pay the Producers, amd (iii) distributors and Producers must adhere to the system and expressly waive any action or complaint.
Additionally, Decree No. 1,053/2018 established that since April 1, 2019, contracts between natural gas producers and distributors shall provide that the higher cost due to exchange rate variations during each seasonal period shall never be transferred to natural gas full-service users.
On February 12, 2019, ENARGAS Resolution No. 72/2019 published in the BO, approved the methodology for transferring the gas price to tariffs and the general procedure to calculate the accumulated daily differences, applicable from April 1, 2019, which established, among other aspects, that for the purpose of transferring the gas price agreed in dollars to tariffs, the ENARGAS will define the exchange rate to be considered for the conversion into Pesos based on the average selling exchange rate of the BNA (foreign currencies) effective between the 1st and 15th day of the month immediately preceding the beginning of each seasonal period, or the exchange rates established in the contracts should the rates contemplated therein be lower.

SGE Resolution No. 32/2019, published on February 11, 2019, approved the price auction mechanism for the provision of natural gas on a firm basis to meet the demand of full service users of the Distribution public utility service for the days of February 14, 2019 (for Neuquina, San Jorge Gulf, Santa Cruz Sur and Tierra del Fuego basins) and February 15, 2019 (for the Noroeste basin). SGE Resolution No. 32/2019 also approved the applicable price bidding model and instructed Mercado Electrónico de Gas Sociedad Anónima (“MEGSA”) to issue the supplementary rules required to organize and implement the approved bidding mechanism. Price auctions were carried out at MEGSA on the aforementioned scheduled dates and, based on the results obtained, YPF proceeded to implement the contracts for the volumes awarded in relation to the participating distribution licensees corresponding to fiscal year April 2019-March 2020.
On August 20, 2019, ENARGAS Resolution No. 466/2019 was published, which approved the Methodology for the determination of the net amount of accumulated daily differences referred to in article 7 of Decree No. 1,053/2018, approving the adhesion application model by setting a submission deadline no later than September 15, 2019 and established that simultaneously with the adhesion application, natural gas distributors and their suppliers must present and exhibit to ENARGAS the instruments restructuring their commercial relationship in accordance with the terms of Decree No. 1,053/2018, that partial and/or conditional adhesion applications will not be accepted, and that distributors, once the corresponding monthly payment has been received from the National Government, shall use the total amount received to make payments to natural gas Suppliers adhered to the Regime within a maximum term of 5 days. The Resolution established, as a general rule, that the Methodology of reallocation on tariffs of the price of gas and the General Procedure to calculate the Daily Accumulated Differences approved by ENARGAS Resolution No. 72/2019 will be applied.
On September 10, 2019, YPF filed an administrative appeal against Resolution No. 466/2019 basically challenging the approved volume determination methodology, insofar as it orders the calculation of volumes without considering the total amount actually delivered at the TSEP by natural gas suppliers, but based on the simulation of the optimal dispatch and the discount of the volume of retained gas and UNG.
ENARGAS Resolution No. 554/2019, published on September 16, 2019, extended the deadline to adhere to the regime established in article 7 of Decree 1,053/2018 until October 15, 2019. Subsequently ENARGAS Resolution No. 636/2019 published on October 11, 2019, postponed the deadline to adhere to the regime and established that the failure to submit the instruments in which the parties restructure their commercial relationship in accordance to the provisions set forth in Decree No. 1,053/2018 will not be an impediment to present the adhesion to the aforementioned regime.
On October 25, 2019, YPF submitted the Application to Adhere to the regime established in article 7 of Decree No. 1,053/2018 and regulated by ENARGAS Resolution No. 466/2019, which implies accepting such regime unconditionally and waiving all kind of administrative, arbitration or judicial claims against the National Government, and therefore, the appeal filed by YPF against ENARGAS Resolution No. 466/2019 was automatically withdrawn.
At the same time, YPF notified distributors that it had applied for the accession to the regime and that such application could not be interpreted as a cancellation of the volumes and/or concepts in relation to YPF’s natural gas injections, from April 1, 2018 to March 31, 2019, which had not been assumed by the National Government (IVA, volume differences for optimal dispatch, UNG and/or retained gas and exchange rate differences arising from non-payment
within the contractual terms).
On November 14, 2019 ENARGAS Resolution No. 735/2019 was published in the BO, which approved the net amount in Pesos corresponding to the daily accumulated differences due to exchange rate variations pursuant to Section 7 of Decree No. 1,053/2018.
In December 2019, after receiving from the SGE the transfer of the first the 30 installments contemplated under the regime, the Distributors paid such installment to YPF, which has maintained the reserves for the items and amounts not assumed by the National Government under the regime.
On March 25, 2020, Decree No. 311/2020 was published in the BO, which blocks interruption of services due to non-
payment or late payment for a period of 180 days to certain residential users and non-residential
users, which includes gas distribution providers through networks.

On April 10, 2020, the SE instructed companies producing natural gas to renew, until the expiration date of the period established in section 5 of Law No. 27,541, in the same terms and conditions, the validity of all supply agreements (inside and outside the transportation system) and all natural gas purchase agreements, whose expiration has operated or operates in the period between March 31, 2020 and the expiration date of the period established in the aforementioned section 5, having to adopt the pertinent precautions to proceed with their formalization.
On April 14, 2020, YPF sent a Note to the SE stating: (i) the debt situation of the Distributors, IEASA and CAMMESA that requires their urgent regularization; (ii) the difficult situation the production sector is going through since 2018 when the variation in the price of natural gas purchased by the Distributors was found not to be transferred to tariffs, aggravated since 2019 by the delay of the Argentine Government in the update of the exchange rate along with the lack of payment of the commitments and subsidies, among others; (iii) its intention to promote the extension of contracts until the end of the period established in section 5 of Law No. 27,541, subject to the modality established in each case and depending on the availability of YPF’s gas, without implying consent to the Note and making reservation of rights.
On April 20, 2020, YPF sent an extension proposal to the Distributors, which were mostly accepted.
On April 27, 2020 the ENARGAS Resolution No. 27/2020 was published in the BO, repealing ENARGAS Resolution No. 72/2019 which approved the “Methodology for Transferring the Gas Price to Tariffs and the General Procedure for Calculating Accumulated Daily Differences” that set forth the criteria that ENARGAS would apply to determine the transfer the price of gas to tariffs at the TSEP, and established that, in principle, the obligation of the distribution licensees to make reasonable efforts to obtain the best conditions and prices in their gas purchase transactions for their eventual transfer to tariffs, might be deemed complied with if such contracts resulted from a public bidding process within the scope of MEGSA, and provided they complied with section 8 of Decree No. 1053/2018, that is, that in no case could the highest cost caused by changes in the exchange rate occurring during each seasonal period be transferred to users who receive full service.
On June 19, 2020, the DNU No. 543/2020 was published in the BO, extending the term established in section 5 of Law No. 27,541 (that provided for the non-adjustment
of gas and electricity rates) from its expiration and for an additional term of 180 calendar days, and replacing the first paragraph of section 1 of Decree No. 311/2020, establishing that companies providing electricity, gas, running water, fixed or mobile telephone and Internet and cable TV services, either by radioelectric or satellite link, may not interrupt or disconnect the respective services to users listed in section 3 of such Decree, in case of delay or lack of payment of 6 consecutive or alternate bills, due as from March 1, 2020, including users with disconnection notice in course.
Likewise, on June 19, 2020, and based on DNU No. 543/2020, the SE instructed producer companies to renew gas supply agreements with distribution companies until the expiration of the new term established by Decree No. 543/2020. YPF agreed to monthly extend the term with the distribution companies until December 1, 2020.
On September 20, 2020, DNU No. 756/2020 was published in the BO, extending the effective term of the prohibition to interrupt services to utility companies until December 31, 2020 in case of delay or lack of payment of up to 7 consecutive or alternate bills, due as from March 1, 2020.
Decree No. 1053/2018
Decree No. 1053/2018, issued by the PEN under Section 99 subsection 3 of the Argentine Constitution (Need and Urgency Decree) is effective from its publication date, and its approval by the Argentine Congress is regulated by Law No. 26,122, which requires the Standing Bicameral Committee to decide on the validity or invalidity of the Decree and submit a plenary opinion of both Congress Chambers for its express treatment, and establishes that need and urgency decrees will be considered to be repealed if they are rejected by both Chambers.
On July 14, 2020, the Standing Bicameral Committee issued its opinion declaring Decree No. 1053/2018 invalid and submitted such opinion to both Chambers for their final decision on the matter. On July 23, 2020, the Chamber of Senators approved the opinion of the Standing Bicameral Committee which declared the nullity of Decree No. 1053/2018, without the Chamber of Deputies having issued a decision.

Even though the SE had approved, on June 17, 2020, transfers to Distributors of the amounts corresponding to installments No. 2 to No. 7 under the scheme (corresponding to the Payment of the daily accumulated differences between the value of gas purchased by providers of the distribution service of natural gas through networks and the value of natural gas included in the tariff schemes effective from April 1, 2018 to March 31, 2019, exclusively generated by exchange rate variations and corresponding to natural gas volumes delivered in the same period), such transfers were never made. Even though YPF´s rights have not been affected, the aforementioned impacted on the recoverability of the financial asset subject to the measure, as defined under IFRS. Therefore, YPF recorded an impairment charge of these receivables as of December 31, 2020, which amounted to 8,861.
On December 14, 2020, Law No. 27,591 was published in the BO, approving the budget for fiscal year 2021 and repealing Decree No. 1.053/2018. YPF is analyzing possible actions to be taken to defend its rights.

•	New natural gas exports
The Decree No. 893/2016, dated July 25, 2016, determined that the MINEM is empowered to regulate the awarding of export permits for the following purposes: (i) provide assistance in natural gas emergency cases from foreign countries; and (ii) replace the natural restrictions of local transportation through the use of external transportation infrastructure to facilitate natural gas transportation within the Argentine market and allow an increase in local production.
On January 8, 2017, the export duties on hydrocarbon exports established by Law No. 26,732 ceased to be applicable. Thereafter, there are no export duties on natural gas exports.
On January 13, 2017, MINEM Resolution No. 8/2017 was published, which regulated Decree No. 893/2016, and established a special procedure for granting natural gas export permits subject to re-import
commitments. The resolution is applicable for two types of exports; (i) those aimed at providing assistance in emergency cases (“Exports for Assistance”); and (ii) Exports required to make up for internal transport restrictions in order to allow both the use of infrastructure from neighboring countries to facilitate natural gas transportation to Argentine domestic market and the increase of domestic production (“Exports for Transportation Restriction”). The beneficiaries of both types of permits will be liable for the damages that might be caused to the Argentine natural gas supply system in the event of non-compliance
with their
re-import
obligations as and when agreed and the costs of the import that the National Government must make to replace the exported gas which was not re-entered,
with a penalty of 50% of such costs. Such permits would be extended for a maximum period of 2 years and will be subject to a possible termination if the public interest makes it advisable for the domestic market offer in accordance with MINEM criteria.
On November 27, 2017, Decree No. 962/2017 was published which, among other aspects, modifies article 3 of the Regulatory Decree of the Law No. 24,076, establishing the following principles for export authorizations: 1) that the authorizations will be issued by the MINEM once the applications have been evaluated; 2) the export agreements that involve the construction of new facilities and / or new connections to the gas pipelines, or the use of any of the existing systems, or other transportation alternatives, will be approved by the MINEM with the intervention of ENARGAS; 3) the authorizations issued by the MINEM may provide for the export of surplus gas up to the amounts established therein, provided they are subject to interruption when there are internal supply problems. In such case, we would not be required to obtain the approval for each export of surplus amounts; instead, we would only be required to submit to the ENARGAS, for informative purposes only, the respective agreement which allows us to interrupt deliveries without any penalties.
The modifications introduced by Decree No. 962/2017 do not modify the regime of temporary export permits, provided for in Decree No. 893/2016.

On August 22, 2018, MINEM Resolution No. 104/2018, later modified by SGE Resolution No. 9/2018, was published in the BO, which: i) established a new Procedure to Obtain Natural Gas Export Licenses; ii) abrogated Resolution No. 299/1998 issued by the former Secretariat of Energy, as amended, and established that export licenses granted under the repealed regulation would be subject to the Procedure to Obtain Natural Gas Export Licenses; iii) abrogated Resolution No. 131/2001 issued by the former Secretariat of Energy and Mining, and its amendments; iv) abrogated Resolution No. 265/2004 issued by the former Secretariat of Energy and Mining, and its amendments, v) abrogated Resolution No. 883/2005 issued by the former Secretariat of Energy, as amended; vi) abrogated Resolution No. 8/2017 issued by the former MINEM, as amended; and vii) delegated to SRH the tasks related to this new Procedure.
Resolution No. 104/2018 provided that in the case of export requests from a project included in MINEN Resolution No.
46-E/2017
(Unconventional Gas Production Stimulus Program), the quantities of gas would not be computed as part of and/or within the Production Included (according to definition established in MINEM Resolution
46-E/2017)
under the mentioned Program.
On September 4, 2018, Decree No. 793/2018 was published in the BO imposing export duties on various goods, including natural gas. This decree set forth a 12% export duty on natural gas exports, which may not exceed 4 Pesos per each dollar of the taxable amount or official FOB price, as applicable. See Note 34.d.
On December 4, 2018, Law No. 27,467 of the Budget of the National Administration for the Year 2019 was published. Sections 81 and 82 thereof respectively establish i) that the PEN may fix export duties until December 31, 2020 which rate may not exceed 30% of the taxable value or the official FOB price, with a maximum limit of 12 % for those goods that were not subject to export duties as of September 2, 2018 or that were taxed with a 0% rate as of that date, and ii) that Decree No. 793/2018 continues in full force and effect.
On June 26, 2019, SGE Resolution No. 417/2019 was published, which replaces of the Procedure to Obtain Natural Gas Export Licenses approved by Resolution No.104/2018, which ordered the UHaF to regulate replacement mechanisms of energy applicable to firm exports and develop an operating procedure in the event that the security of internal supply is at risk, and empowers the UHaF to grant export permits by issuing the relevant certificate. The most substantial modifications are the following: i) the classification of authorizations was modified, establishing the following: firm, interruptible, operational exchanges and assistance agreements; ii) the process to obtain licenses is simplified by enabling digital processes through the platform known as “Trámites a Distancia” (Platform for Remote Processes) and iii) it is expected that the amounts of natural gas from projects included in the “Stimulus Program for Investments in Natural Gas Developments from
Non-Conventional
Reservoirs” will be deducted from the total production of the respective project prior to the determination of the volumes computed as part of the Included Production.
On August 21, 2019, UHaF Resolution No. 168/2019 was published, which approved the terms and conditions of the regime for natural gas exports on a firm basis applicable to the period between September 15, 2019 and May 15, 2020, sets forth a maximum volume of natural gas that may be exported to Chile on a firm basis of 10,000,000 m3/d (divided into 3 export zones, Northwest, Central-West and South, each of them with a maximum volume of 1,000,000, 6,500,000 and 2,500,000 m3/d, respectively), established that applications may be submitted until September 6, 2019 and provided that for the allocation of volumes to be exported, a performance index will be set up by area and per applicant and application, consisting of past production performance, past export performance, present performance and the term of the application. It also contemplates that, in the event of a potential need for a greater use of imported natural gas, LNG, coal, fuel oil and/or diesel by MEM, the cost of which were to be borne by the National Government based on the decided energy replacement, the exporting companies shall pay CAMMESA a compensation for the greater costs incurred, the amount of which will be determined by CAMMESA at the end of the application period. By SGE Resolution 506/2019 published on August 30, 2019, 0.1 and 0.2 US$/MBTU exported were established as the minimum and the maximum values, respectively, of the cost of energy replacement by exporters.

On October 31, 2019, UHaF Resolution No. 248/2019 was published, which approved the Operating Procedure of Natural Gas Exportation valid until September 30, 2021, with the aim to regulate any need to restrict natural gas exports operatively useful in the event of a lack of supply in the Argentine domestic market.
On December 14, 2019, Decree No. 37/2019 was published in the BO, which eliminated the cap of 4 Pesos per dollar established in section 2 of Decree No. 793/2018, as amended. Subsequently, on December 23, 2019, Law No. 27,541 on Social Solidarity and Recovery of the Productive Sector was published in the BO within the Public Emergency Framework, which in its section 2 established that the rates corresponding to hydrocarbon and mining exports shall not exceed 8% of the taxable amount or the official FOB price. See Note 34.j.

•	Exports of LNG
On December 5, 2019, Regulation No. 329/2019 issued by the Under-Secretariat of Hydrocarbons and Fuels was published in the BO. Under this Regulation, LNG was included in the list of products established in Resolution No. 241/2019, which require the registration of operations prior to their export. In order to obtain the registration and authorization to export, LNG exporters must submit evidence to the SE that they have offered the opportunity of acquiring such products to potential domestic market agents which might be interested in such transaction.
Likewise, LNG exports are subject to the provisions of Law No. 27,541 on Social Solidarity and Recovery of the Productive Sector within the Public Emergency Framework, which in its section 52 established the rates for hydrocarbon exports. On May 19, 2020 Decree No. 488/2020 was published in BO which regulates these aliquots, including LNG. See Note 34.e.

•	Trust Fund to finance natural gas imports
On November 27, 2008 through Decree No. 2,067/2008, a trust fund was created to finance imports of natural gas for injection into the national gas pipeline system when necessary to satisfy the domestic demand. The trust fund is financed through the following mechanisms: (i) various tariff charges paid by users of regular transportation and distribution services, gas consumers receiving gas directly from producers, and companies processing natural gas; (ii) special credit programs that can be agreed upon with national or international organizations; and (iii) the specific contributions assessed by the SE on participants in the natural gas industry. This Decree has been subject to diverse legal claims, and judges from all over the country have issued precautionary measures to suspend its effects, based on the violation of the principle of legality in tax matters. On November 8, 2009, ENARGAS published Resolution No. 1,982/2011 that adjusted the tariff charges established by Decree No. 2,067/2008 to be paid by users starting on December 1, 2011.
On November 24, 2011, ENARGAS passed Resolution No. 1,991/2011, increasing the number of users obliged to pay tariff charges, including residential services, natural gas processing, industrial complexes and electric power plants, among others, which has impacted the operations of the Company, and has had a significant impact on our joint subsidiary companies, all of which have filed appeals against the aforementioned resolution. For its part, YPF has challenged these resolutions and rejected the billing of charges made by Nación Fideicomiso. On April 13, 2012, YPF obtained a precautionary measure related to the El Portón processing plant, suspending the effects of these resolutions in respect to that plant until a decision on the administrative appeals filed by YPF had been reached.
In November 2012, Law No. 26,784 was passed which granted legal hierarchy, as of that date, to the regulations enacted by the Executive Branch and ENARGAS, in relation to the charge. On December 11, 2014, the CSJN issued the “Alliance” judgment, deciding that the charge created by Decree No. 2,067/2008 a tariff charge and not a tax, and therefore not subject to the principle of tax legality. However, the Court left open the possibility of eventual claims or defenses in cases different from the claims raised in the “Alliance” judgment.

In particular, the application of the aforementioned tariff charge would have had such a significant impact on Mega operations where, if the ruling had not been favorable, could have resulted in serious difficulties for Mega to continue its business going forward. On October 27, 2015, the CSJN issued a resolution on the motion for protection of constitutional rights filed by Mega (for the period until the enactment of the 2013 Budget Enactment Law No. 26,784) providing that the charge under “Decree No. 2,067/2008” was unconstitutional and not applicable to Mega.
On April 1, 2016 the MINEM issued Resolution No. 28/2016, which, among other things, revoked resolutions passed by the former Ministry of Federal Planning, Public Investment and Services under Section 6 of Decree No. 2,067/2008 and Section 7 of Resolution No. 1,451/2008 of the aforementioned Ministry related to the assessment of tariff charges, which instructs the ENARGAS to take the necessary measures to cease the application of these charges on the bills issued to users.
In April 2018 and regarding “Decree No. 2,067/2008” on tariff charges, the Federal Administrative Court No 11 passed judgment on the declaratory action of unconstitutionality filed by Mega (for the period after the Budget Act for 2013 No 26,784), which admitted the complaint and declared the unconstitutionality, regarding Mega, of sections 53 and 54 of the aforementioned law. The first instance judgment took effect since it was not appealed by the Argentine Government.
On July 2, 2019, the CSJN issued a new ruling on the charge, this time in the case brought by Refinor, owner of the gas separation plant. On this occasion, the Court understood that the foregoing “Alliance One Tobacco”, case applied by the Federal Court of Appeals of Salta to reject the action for protection of constitutional rights (
amparo
) initiated by Refinor, does not adequately resolve the peculiarities of the case, which, in turn, are in principle substantially similar to the decision rendered in the case entitled “Compañía Mega S.A.”. Based on the above, the Court ordered the Federal Court of Appeals of Salta to render a new judgment taking into account the aforementioned considerations. On November 29, 2019, the Court of Appeals pronounced a judgment declaring the unconstitutionality of ENARGAS Resolutions I/1982/11 and I/1991/11, under which Refinor was included among the subjects obliged to pay the charges of the Trust Fund therein, as well as of all those acts seeking the enforcement of the aforementioned resolutions.
34.g) Natural gas production incentive programs

•	Stimulus Programs for the Additional Injection of Natural Gas
In December 2012, YPF and other gas producing companies of Argentina agreed with the Planning and Strategic Coordination Commission of the National Plan of Hydrocarbon Investments (the “Commission”) to establish an incentive scheme for the Additional Injection (all gas injected by the companies above certain threshold) of natural gas. On February 14, 2013 Resolution No. 1/2013 of the Commission was published in the BO. This resolution formally created the “Stimulus Programs for the Additional Injection of Natural Gas”.
Under this regulation, gas producing companies were invited to file projects to increase the total injection of natural gas (“the projects”) with the Commission, in order to receive a price of US$ 7.50/MBtu for all gas injected in excess. The Projects would comply with minimum requirements established in Resolution No. 1/2013, and would be subject to approval consideration by the Commission. The Projects had a maximum term of five years, renewable at the request of the beneficiary, and subject to the decision of the Commission. If the beneficiary company, for a certain month, did not reach the committed production increase of its project approved by the Commission, it would have to compensate its failure to achieve the minimum Total Injection (according to the definition established in Resolution No. 1/2013 of the Strategic Planning and Coordination Commission of the Hydrocarbon Investments National) committed to their Project. A similar program provided for Resolution No. 60/2013, regulated by Resolution No. 83/2013, called Natural Gas Additional Injection Stimulus for Companies with Reduced Injection” established a similar program for the companies that failed to comply with the requirements of Resolution No. 1/2013 and those that had failed to register in time under this Resolution. The price to be paid under the program established in Resolution No. 60/2013 varied between US$ 4.00/MBtu and US$ 7.50/MBtu, according to the highest production curve reached by the beneficiary company under the program.

On September 29, 2015, Resolution No. 185/2015 was published in the BO, which regulated the so-called
Natural Gas Injection Stimulus for Companies without Injection in favor of those producers which did not have a previous record of natural gas injection. The beneficiary companies received compensation resulting from the difference between US$ 7.50/MBtu and the price received for the sale of the natural gas in the market. The natural gas that received this compensation was only natural gas originating in areas whose production rights had been acquired from companies registered with one of the 2 previous programs and provided that during the period in which the transferor company had calculated its “base injection”, according to its program, the injection of the area operated by the current beneficiary –transferee– would have been void.
On May 20, 2016, Decree No. 704/2016 was published, whereby the debt converted into pesos under the Stimulus Plan for Surplus Natural Gas Injection, the Stimulus Plan for Natural Gas Injection Program for Companies with Reduced Injection and those derived from the Supply of Propane Gas for Undiluted Propane Gas Distribution Networks Agreement taking into account the exchange rate in force at the end of each period, and BONAR were granted in dollars at an annual interest rate of 8% maturing in 2020 (“BONAR 2020 US$”) for the cancellation thereof.
The sale of these BONAR 2020 US$ was restricted according to the letters of accession; therefore, until and including December 2017, the Group could not sell on a monthly basis more than 3% of the aggregate amount of the BONAR 2020 US$ received. In addition, during the months in which the Group did not exercise its right to sell the BONAR 2020 US$ up to the above-mentioned percentage, it could accumulate the unused percentage for its sale in subsequent months. In no event could the sale in a single month of the accrued balances exceed 12% of the total BONAR 2020 US$ received.
In order to request the cancellation of outstanding payments, beneficiaries had to sign letters of accession and submit them to the SRH of the MINEM.
On July 13, 2016, the Group received, under the Stimulus Programs for the Additional Injection of Natural Gas, BONAR 2020 US$, with a face value of US$ 630 million. In addition, on September 21, 2016, under the Supply of Propane Gas for Undiluted Propane Gas Distribution Networks Agreement, the Group received BONAR 2020 US$, with a face value of US$ 12 million.
These programs had a maximum duration of 5 years, and terminated on December 31, 2017, without having been renewed.
On April 3, 2018, MINEM Resolution No. 97/2018 was published in the BO approving the procedure (the “Procedure”) for the cancellation of compensation pending settlement and/or payment under the Natural Gas Surplus Injection Stimulus Program, Natural Gas Surplus Injection Stimulus Program for Companies with Reduced Injection and the Stimulus Program for New Natural Gas Projects, to which the beneficiary companies may adhere.
Each company had the option to choose to receive compensation under the approved procedure stating its adherence within 20 business days from the publication of the resolution. It was required that the company waive any rights, actions, remedies, appeals, and claims, either administrative and/or judicial, based on the Program, except for: i) the objection to the administrative acts that determine the relevant compensation according to the Procedure; and ii) the failure to comply with the payments provided for under the Procedure for a minimum amount of 3 installments, at the option of each beneficiary Company.
The debt amount was determined as follows: 85% of the dollar amount will be calculated according to the exchange rate at the time of the injection (“Program exchange rate”) and 15% of the dollar amount but devalued (multiplied by the quotient between the Program exchange rate and the exchange rate corresponding to the payment dates of the compensation resolutions already issued or the date of publication of Resolution No. 97/2018, as applicable). The debt began to be canceled as of January 2019 in 30 monthly and consecutive installments, in Pesos, at the monthly average reference rate set forth in the Communication A 3500 of the BCRA (Wholesale) of the month preceding each installment.
On May 3, 2018, the Group adhered to the aforementioned Procedure.
As a consequence of the foregoing, as of December 31, 2018, the Group recorded a profit of 804 included in the item “Net financial results”.

On December 4, 2018, Law No. 27,467 of the Budget of the National Administration for the fiscal year 2019 was published. Section 55 thereof authorized the issue of public debt instruments for up to US$1,600 million, for the cancellation of compensations for the fiscal year 2017 (in accordance with the provisions set forth in Resolution No. 97, dated March 28, 2018 of the former MINEM).
SGE Resolution No. 54/2019, was published on February 21, 2019, which partially amended Resolution No. 97/2018, adjusting it to the payment method defined in article 55 of Law No. 27,467. It established, among other things, that in order to request cancellation under this mechanism, beneficiary companies are required to express their consent within 10 days of notification, and that, upon accession to the aforementioned cancellation mechanism, they had to waive any rights, actions or claims in relation to the programs, the administrative compensation acts and the payment orders that were issued.
Joint Resolution No. 21/2019 issued by the Secretariats of Finance and Treasury published on February 28, 2019 in the BO, established the issuance of the “Natural Gas Program Bonds” for an amount of up to US$ 1,600 million, maturing on June 28, 2021. The repayment will be in 29 monthly and consecutive installments, where the first payment will be in an amount equal to 6.66% of the original nominal value, the following 18 installments in an amount equal to 3.33% of the original nominal value and the remaining 10 installments in an amount of 3.34% of the original nominal value. The first installment was paid on February 28, 2019 and as of March 28, 2019, each installment will be paid on the 28 th
of each month until its expiration.
Also on February 28, 2019, the SGE notified YPF the amount of compensation included, estimated in compliance with Resolution No. 97/2018 for a total amount of US$ 758.8 million.
On March 1, 2019, the Company presented its accession letter to the SGE in compliance with SGE Resolution No. 54/2019.
After the “Natural Gas Programs” Bonds were credited in April 2019 to the escrow account designated by YPF for a total amount of US$ 758.8 million, as of the date of issuance of these consolidated financial statements, YPF received payment of the 25 installments for a total amount of US$ 657.5 million.

•	Stimulus Program for New Natural Gas Projects
On May 19, 2016, MINEM Resolution No. 74/2016 created the “Natural Gas New Projects Stimulus Program” in order to foster natural gas production for those companies submitting new natural gas projects, provided they were not beneficiaries of the “Stimulus Programs for the Additional Injection of Natural Gas” or the “Natural Gas Injection Stimulus for Companies with Reduced Injection”, created by Resolutions No. 1/2013 and 60/2013, respectively, of the Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan.
The submission of new projects, which had to be approved by the Hydrocarbon Resources Secretariat, might obtain a stimulus price of US$ 7.50/MBtu. Moreover, the “Natural Gas Injection Stimulus for Companies without Injection”, created by Resolution No. 185/2015 of the Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan has been abolished, but any projects submitted under such program which were pending approval were evaluated under the “Natural Gas New Projects Program”.
Following this Resolution, new projects could not be submitted under the natural gas production incentive Program known as “Gas Plus”, created by Resolution No. 24/2008 of the former Energy Secretariat of the former Ministry of Federal Planning, Public Investment and Services, as amended. Notwithstanding the foregoing, any projects that had been approved under said Program remained in full force according to the terms of their respective approvals.

The requirements that the gas has to meet in order to be involved in a new natural gas project are the following: a) it must come from an exploitation concession granted as a result of an informed discovery reported after the effective date of Resolution No. 1/2013 of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan; or b) come from an exploitation concession of areas classified as “Tight Gas” or “Shale Gas”; or c) belong to companies without natural gas injection registers which acquire an interest in areas belonging to companies registered in the “Stimulus Programs for the Additional Injection of Natural Gas” or the “Natural Gas Injection Stimulus for Companies with Reduced Injection”, created by Resolutions No. 1/2013 and 60/2013, respectively, of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan, but for which the total injection coming from the areas in question, including the acquired areas, would have been zero during the period in which the selling company would have calculated its base injection.
The “Natural Gas New Projects Program” was effective until December 31, 2018.

•	Stimulus Program for Investments in Natural Gas Production Developments from Non-Conventional Reservoirs
On March 6, 2017, MINEM Resolution No.
46-E/2017
was published in the BO, which created the “Investment in Natural Gas Production from
Non-Conventional
Reservoirs Stimulus Program” (hereinafter the “Program”), established in order to stimulate investments in natural gas from non-conventional
reservoirs in the Neuquina basin, and in effect as of its publication until December 31, 2021. The Resolution establishes compensation for the volume of non-conventional
gas production from concessions located in the Neuquina Basin included in the Program, for which such concessions must first have a specific investment plan approved by the province’s application authority and the SRH. The compensation will be determined by deducting from the effective sales price obtained from sales to the internal market, including conventional and non-conventional
natural gas, the minimum sales prices established by the Resolution each year, multiplied by the volumes of production of non-conventional
natural gas. The minimum prices established by the Resolution are US$ 7.50/MBtu for 2018, US$ 7.00/MBtu for 2019, US$ 6.50/MBtu for 2020 and US$ 6.00/MBtu for 2021. The compensation from the Program will be distributed, for each concession included in the Program, as follows: 88% to the companies and 12% to the province corresponding to each concession included in the Program.
On November 2, 2017, MINEM Resolution No.
419-E/2017
was published and its Annex replaces the similar Annex of Resolution No.
46-E/2017.
The new resolution modifies the previous one in the following aspects:

a)
It defines that the Initial Production to be calculated will be the “monthly mean
Non-Conventional
Gas production assessed for the period between July 2016 and June 2017”. It also states that the Production Included, to the effect of the compensation, will be i) for the concessions with Initial Production lower than 500,000 m3/day, the total monthly production of
Non-Conventional
Gas coming from such Included Concession, to which the requesting company is entitled, and ii) for the concessions with Initial Production higher than 500,000 m3/day, the total monthly production of
Non-Conventional
Gas coming from such Included Concession, to which the requesting party is entitled, discounting the Initial Production.

b)
It modifies the definition of Effective Price, previously defined as “the average price weighted by volume of total natural gas sales of each company in the domestic market”, to “the average price weighted by volume of total natural gas sales in the Argentine Republic that will be published by the Secretariat of Hydrocarbon Resources”, regulating the guidelines to be followed for such calculation.

c)
A requirement to qualify for the Program is included, that is, that the investment plan submitted for each concession reaches a yearly mean production, in any consecutive period of 12 months before December 31, 2019, equal to or higher than 500,000 m3/day, and the obligation to reimburse the amounts of the compensation received (updated to reflect interest) corresponding to the concessions that do not reach the above mentioned production level, with the possibility that the SRH may require filing a surety bond to guarantee the eventual reimbursement of the compensation received by the participating companies, and retaining the power to suspend payments if such bond is not submitted.

On November 17, 2017, MINEM Resolution No.
447-E/2017
was published, which extends the application of the “Program to Encourage Investment in Development of Natural Gas Production from Unconventional Reservoirs” (applicable to the Neuquén Basin, created by MINEM Resolution No.
46-E/2017
and amended by MINEM Resolution No.
419-E/2017)
to the production of natural gas from unconventional reservoirs located in the Austral Basin.
On January 23, 2018 MINEM Resolution No
12-E/2018
was published in the BO modifying Resolution
46-E/2017,
which:

a)
makes incentives applicable to adjacent concessions which are operated in a unified manner and meet the following requirements: having a common investment plan; being operated jointly by using, substantially, the same surface facilities; in case of co-ownership,
all concessions having the same share and any share assignment being carried out jointly and simultaneously by all shares.

b)
adjusts the payment date of the first compensation under the Program and, correlatively, makes the corresponding reviews related to the initial interim payment, setting forth that, for the requests filed until January 31, 2018, it shall be the one corresponding to January 2018, and for requests filed after January 31, 2018, it shall be the one corresponding to the month in which the request to be included in the Program has been filed.

On December 4, 2018, Law No. 27,467 of the Budget of the National Administration for the fiscal year 2019, established in its section 58 the creation of a guarantee trust for contingent liabilities of the Stimulus Program for Investments in Natural Gas Production Developments from
Non-Conventional
Reservoirs created by Resolution No. 46 dated March 2, 2017 issued by the former MINEM in order to guarantee up to 30% of the obligations that might arise under the program from January 1, 2019.
YPF obtained the adhesion to the Program for its participation in the concessions known as Aguada Pichana Este, Aguada Pichana Oeste-Aguada de Castro, Estación Fernández Oro and La Ribera I and II.
Regarding the Estación Fernández Oro Concession, on February 6, 2019, the Company filed an appeal for reconsideration against SGE Resolutions No. 356, 369, 370 and 371/2018, which authorized payment to the Company of the final compensation for the first quarter of 2018 and the provisional compensation for the third quarter of 2018, establishing the amount of such compensations based on the volume of the Included Production declared by the Company when it adhered to the Program by reason of the aforementioned concession, without considering the actual volume of Included Production recorded in the first quarter of 2018 and the updated estimate for the Included Production submitted by the Company on October 2018 regarding the third quarter of 2018.
For identical reasons, on December 27, 2019, the Company lodged appeals for reconsideration against SGE Resolutions No. 608 (April 2018), No. 620 (payment adjustment for the months of August and September, 2018) and No. 712 (July 2019), requesting the Court to sustain the appeals and to proceed to estimate the economic compensations to be paid based on the volumes requested by YPF.
In relation to the Aguada Pichana Este Concession, on October 9 and 10, SGE Resolutions No.345 (covering from October 2018 to January 2019, but only challenged for the month of January 2019), No. 360 (February 2019), No. 366 (March 2019), No. 361 (April 2019) and No. 522 (May 2019) were challenged on the grounds that they established the payment of temporary compensations to YPF considering as a cap the volume of the production included declared at the time of joining the Program.. Also, on December 27, 2019, Resolution No. 722 (July 2019) was also challenged based on the production included initially declared by YPF at the time of joining the Program.
With regard to the Aguada Pichana Oeste - Aguada de Castro Concession, on October 9, 2019, SGE Resolutions No. 342 (November/December, 2018), No. 351 (January 2019), No. 352 (February 2019), No. 350 (March 2019) and No. 353 (April 2019) were challenged on the grounds that they ordered the payment of temporary compensation to YPF considering as a cap the volume of production included declared at the time of joining the Program.

Regarding La Ribera I and II Concession, on October 10 SGE Resolutions No. 390 (April 2019), No. 497 (May 2019) and No. 516 (June 2019) were challenged as they ordered the payment of temporary compensation to YPF considering as a cap the volume of production included declared at the time of joining the Program. Likewise, on December 27, 2019, Resolution No. 711 (July 2019) was challenged, because the compensation was calculated based on the production initially declared by YPF at the time of adhering to the program.
Through these appeals, the SGE was requested to recalculate the economic compensation to be paid based on the production volume timely reported by YPF in the submitted sworn statements, consistent with the projection of the updated Production Included. As of the date of these financial statements, the appeals for reconsideration lodged by the Company were not resolved by the SGE.
On August 22, 2019, YPF requested the Under-Secretariat of Energy, Mining and Hydrocarbons of Neuquén the readjustment of the Investment Plan corresponding to La Ribera I and II concession for the second semester of 2018 and the first semester of 2019, requiring that the six-month
investment verifications for the second semester of 2018 and the first semester of 2019 should be conducted in compliance with the readjustment of the proposed Investment Plan. YPF justified the readjustment request based on the interruption of activities imposed within the framework of the judicial investigation that of an incident occurred on July 10, 2018, as well as on the change in circumstances faced by the Argentine natural gas market.
Subsequently, by filings made on November 8 and 28, 2019, YPF fulfilled certain reporting requirements notified by the Under-Secretariat of Energy, Mining and Hydrocarbons of Neuquén and requested that the proposed readjustment of the Investment Plan be approved until the month of December, 2019.
On January 14, 2020, the Under-Secretariat of Energy, Mining and Hydrocarbons of Neuquén requested of YPF that, given the current political and economic situation at country level, the readjustment proposal should be submitted on a comprehensive basis for the whole period covered by the Plan (2018-2021).
On June 23, 2020, YPF answered the request from the Under-Secretariat of Energy, Mining and Hydrocarbons of Neuquén, requiring YPF to submit a readjustment proposal for the Investment Plan corresponding to La Ribera I and II concession area for the whole period covered by the Investment Plan (2018-2021). Based on the impact that the new Coronavirus
(COVID-19)
and the quarantine enacted as a consequence thereof has had on the Company and its activities, YPF stated to such entity that is impossible for it to make a comprehensive readjustment proposal of the Investment Plan and required the approval of its readjustment as originally requested.
On September 1, 2020, a request for the temporary suspension of the Program related to La Ribera I y II concession, effective from January 1, 2020, was submitted to the Under-Secretariat of Hydrocarbons of the SE, and that such suspension be notified to the Under-Secretariat of Energy, Mining and Hydrocarbons of the Province of Neuquén, in its capacity as Provincial Enforcement Authority of the Program. This temporary suspension was requested both in relation to the performance of the Investment Plan, as well as to the payment of compensations for the production during 2020, until a new plan in line with the current market may be elaborated for the remaining term until the end of 2021.
As of the date of issuance of these consolidated financial statements, neither the Under-Secretariat of Energy, Mining and Hydrocarbons of the Province of Neuquén nor the Under-Secretariat of Hydrocarbons of the SE have answered the requests filed by YPF.
On December 2, 2020, YPF requested the SE to remove it from the concessions under the Program created by Resolution
46-E/2017,
including La Ribera I and II and Estación Fernandez Oro, in both cases from January 1, 2020.

•	Plan for the Promotion of Argentine Natural Gas Production – Supply and Demand Scheme 2020-2024 (“GasAr Plan”)
Decree No. 892/2020
On November 16, 2020, Decree No. 892/2020 was published in the BO, which:

a)	Declared the promotion of Argentine natural gas production to be of public interest and a key objective.

b)
Approved the plan for the promotion of Argentine natural gas production – supply and demand scheme 2020-2024” (“GasAr Plan”) based on a competitive system at the TSEP and the voluntary participation of producing, distribution and sub-distribution
companies making direct acquisitions from producing companies and CAMMESA.

c)
Authorized the SE to make the necessary adjustments and changes for the implementation of the GasAr Plan, in its capacity as enforcement authority, and to instrument the plan for the supply of gas volumes, the terms and natural gas maximum reference prices at the TSEP, applicable to contracts between suppliers and users entered into under the GasAr Plan, ensuring the free pricing and price transparency.

d)	Incorporated the following guidelines, criteria and basic conditions:
i. Volume: It shall be for a total minimum volume of 70,000,000 m3/d for the 365 days of each calendar year of the Plan term. This minimum volume may be modified by the SE in order to ensure the optimum supply of the demand, and may also be extended for successive winter periods and/or for the volumes to be included in the extended periods of the Plan, if any.
ii. Term: The initial term is 4 years. This term may be extended based on its evaluation. For offshore projects a longer term of up to 8 years in the aggregate may be contemplated.
iii. Exports: Participating producing companies may be offered preferential conditions for exports under firm conditions for up to a total volume of 11,000,000 m3/d during the non-winter
period. These conditions may apply both to exports of natural gas through pipelines and to its liquefaction in the country and its subsequent export as LNG.
iv. Supply and demand procedure: Individual contracts resulting from the scheme will be negotiated through an auction, bidding or similar mechanism, to be designated by the SE.
v. Demand aggregation: a mechanism will be guaranteed to allow the natural gas requirements of the Priority Demand and power plants to be satisfied in non-winter
periods.
vi. Coordination with incentive programs: Efforts will be made to consolidate the scheme with natural gas promotion plans established under Resolutions No. 46, 419 and 447 dated March 2, and November 1 and 16, 2017, respectively.
vii. National added value and investment plans: It will comply with the principle of full and successive use, at local, regional and national level, of the facilities in terms of employment, direct provision of goods, processes and services by Small and
Medium-Sized
Enterprises and regional companies, as well as goods, processes and services of domestic industry, technology and labor. In addition, a monitoring and penalty system will be implemented by the SE jointly, federally and collaboratively with the Ministry of Productive Development, the Ministry of Science, Technology and Innovation, the provinces adhering to the mentioned scheme and workers’ organizations.
viii. Miscellaneous: Other aspects will be contemplated which, at the SE’s discretion, might be convenient to ensure the supply of natural gas on a predictable basis and fair, reasonable and affordable tariffs for the demand.

e)
The Argentine Government may decide to assume the monthly payment of the portion of the price of natural gas at the TSEP in order to mitigate the impact of the cost of the natural gas to be transferred in accordance with Section 9.4.2 of the Basic Rules for License Distribution. The SE is instructed to issue new regulations relative to the discussion and debate of natural gas tariffs, as well as their appropriate weighing, which may include, if applicable, mechanisms for community participation aimed at determining the amount the Argentine Government may pay without altering the regulatory powers in relation to natural gas transportation and distribution tariffs. ENARGAS shall issue all administrative acts required to comply with the provisions of this decree.

f)	IEASA and CAMMESA, shall provide all the technical assistance required by the SE for the implementation of the scheme to be adopted.

g)
Resolution No. 80/2017 (which authorized CNG service stations to freely choose to acquire natural gas directly ‘either from the producer, seller or distributor) and No. 175/2019 (which allowed General Service P Group III users the possibility of contracting natural gas not only from the producer or seller, but also from the distributor) are repealed.

h)
In the event of access restrictions to the MULC preventing the repatriation of direct investments and their income, and/or the payment of interest or principal corresponding to foreign financial debts, the BCRA shall establish appropriate mechanisms in order to facilitate access to that market for such purposes, when the funds have been entered through the MULC and are related to genuine operations since the entry into force of this Decree and are used to finance projects under the Scheme.

SE Resolution No. 317/2020
On November 24, 2020, SE Resolution No. 317/2020 was published in the BO, which provides, within the framework of Decree No. 892/2020, among other things, the following:

a)
A Public Tender was called for the effective award of the total minimum natural gas volumes of 70,000,000 m
3
/d for the 365 days of each calendar year under the scheme approved by Decree No. 892/2020; and an additional volume for each of the winter periods of years 2021 to 2024, included; in compliance with the approved Bidding Terms and Conditions. Bids are scheduled to be submitted on December 2, 2020, and the award will take place on December 15, 2020. See Resolution No 391/2020 in this Note.

b)	Approved the standard agreement to be entered into by and between the producers and CAMMESA and instructs CAMMESA to execute the aforementioned contracts with natural gas producers.

c)	Approved the standard contract to be entered into by producers and distributors/sub-distributors.

d)
Approved the model waiver of the benefits granted under Resolutions No. 46 dated March 2, 2017, No. 419 dated November 1, 2017 and No. 447 dated November 16, 2017, all of them issued by the former MINEM.

SE Resolution No. 354/2020
On December 2, 2020, SE Resolution No. 354/2020 was published in the BO, which will become effective upon the commencement of the contracts under the GasAr Plan. This Resolution seeks to minimize supply costs, specify CAMMESA’s scope of action as the Body Responsible for the Dispatch (OED, for its acronym in Spanish) for the implementation of the GasAr Plan, and in particular, in relation to section 65 and subsequent ones of the aforementioned Plan, and regarding the fuel self-supply obligation that generating agents might have in compliance with the regulatory framework. It also established that CAMMESA’s dispatch should prioritize the use of the total firm volumes agreed under such plan, after taking the necessary volume for IEASA to fulfill the TOP obligations established in the contract in force with Plurinational State of Bolivia.

SE Resolution No 391/2020
On December 16, 2020, SE Resolution No. 391/2020 was published in the BO, which:

•
Approved the tender procedure implemented for the National Call for Bids for the award of a total minimum volume of natural gas of 70,000,000 m3/d in compliance with the scheme approved by article 2 of Decree No. 892 and an additional volume for each of the winter periods of years 2021 to 2024, included, called under Resolution No. 317.

•	Awarded the natural gas volumes and approved natural gas prices at the Transportation System Entry Point (TSEP) corresponding to the awarded volumes.

•
Declared vacant the National Public Tender called by SE Resolution No. 317/2020 regarding the Noroeste Basin (NOA) and assigns the remaining volume to the Neuquina Basin in compliance with Decree No. 892/2020.

•	Established that contracts whose standard forms were approved under sections 3 and 4 of SE Resolution No. 317/2020 shall be subscribed and effective prior to January 1, 2021.

•
Notified bidders of the National Call for Tenders relative to the Plan for the Promotion of Argentine Natural Gas Production – Supply and demand scheme 2020-2024 and distributors and sub-distributors
that had adhered to the Supply and Demand Scheme established in Decree No. 892/2020 and CAMMESA.

Under the aforementioned Resolution, the SE orderer the approval of the Tender and the award of natural gas volumes to the bidders, awarding YPF an annual gas supply volume of up to
7,628.5
Mm3 (20.9 Mm3/d, the total amount offered in the auction, all corresponding to the Neuquina Basin). Of the total volume committed, approximately 56% will be used to cover part of the demand from power plants through CAMMESA and the remaining 44% will be used to supply the priority demand of distribution companies. Separately, the awarded price was 3.66 US$/MBtu, which considering the volume subject to compensation under the
Non-Conventional
Gas Production Stimulus Program approved by Resolution No.
46-E/2017
issued by the former MINEM for the concessions in which the Company maintains in the Program (Aguada Pichana Este and Aguada Pichana Oeste-Aguada de Castro), results in an estimated present value price of 3.21 US$/MBtu.
SE Resolución No. 447/2020
On December 30, 2020, SE Resolution No. 447/2020 was published in the BO, which:

•	Approved a new allocation of volumes, and therefore distributors/CAMMESA and producers should execute the contracts (in subsititution for the previous one approved by SE Resolution No. 391/2020)

•
Repealed sections 4, 5 and 7 of Resolution No. 34/2016 related to the supply of CNG to CNG stations, and established that from the effective date of the Gas Scheme 2020-2024 distributors would not acquire gas to be sold to CNG stations and that such supply would be provisionally carried out until March 31, 2021 by IEASA.

•
Modified the price bidding model for distributors regarding sales price (explaining that the price shall be at each given time the price specified in the effective tariff scheme), late payment, interest (eliminating the paragraph that provided for priority interest payment) and the applicable law and jurisdiction (establishing that the parties have the choice to resort to arbitration at the Stock Exchange or the ICC or the federal courts sitting in the City of Buenos Aires).

•
Established that in order to ensure compliance with their payment duties under the gas purchase agreements, distributors should deposit the sums of money received each month for the gas in a bank account which does not allow its use for disbrusements of any other kind.

•
Called upon the Ministries of Productive Development and Science, Technology and Innovation, the provinces adhering to the scheme and workers’ and employers’ organizations to form part of the Argentine Value Added Round Table (Mesa de Trabajo del Valor Agregado Nacional) in order to build a collaborative environment for the monitoring, control and penalty (as provided for in article 4 paragraph g of DNU No. 892) and established that any default would be subject to penalties such as warning, warning with a remedial period and proportional reduction of the compensation received from the Argentine Government. In addition, it extends for 30 calendar days the term for producers to submit their supply plan.

On February 18, 2021, SE Resolution No. 117/2021 was published in the BO, calling a Public Hearing for March 15, 2021 in order to determine the portion of the natural gas price at the TSEP which the Argentine Government will pay under the GasAr Plan through the Webex platform.
On February 22, 2021, SE Resolution No. 129/2021 was published in the BO, launching, within the framework of such Secretariat, a National Call for Public Tenders – “National Call for Public Tenders Round 2 – Plan for the Promotion of Argentine Natural Gas Production – Supply and Demand Scheme 2020-2024” for the award of natural gas volumes in addition to those awarded under SE Resolution No. 391/2020 corresponding to the Neuquina and Austral basins, for each of the winter periods of years 2021 to 2024. The Bidding Terms and Conditions and the standard contract with IEASA are approved and the submission and opening of tenders is scheduled for March 2, 2021.
On February 23, 2021, ENARGAS Resolution No. 47/2021 was published in the BO, calling a Public Hearing for March 16, 2021 for the purpose of considering: i) the Transition Tariff Regime – Decree No. 1,020/2020; and ii) the Public Hearing to be held as provided for in ENARGAS Board Resolutions No. 271/2020 to 276/2020 by virtual means from the City of Buenos Aires.
On February 23, 2021 SE Resolution No. 125/2021 was published in the BO, implementing the electronic issuance of tax credit certificates as security, under the securities system established in Item 40 of Annex to Decree No. 892/2020 for the purpose of securing the payment of the compensation to be borne by the Argentine Government defined in Item 33 of the aforementioned Annex, and in compliance with the provisions of Section 89 of Law No. 27,591.

•	Law No. 27,591 (Budget Act 2021)
On December 14, 2020, Law No. 27,591 was published in the BO approving the budget for fiscal year 2021, which provides as follows:

•	Regularization of debts with CAMMESA:
The SE shall establish a scheme for electric power distributors to regularize their debts accrued with CAMMESA up to September 30, 2020. The scheme to be created should contemplate differentiated criteria making a difference between the origin and the development of the debt of each distributor, the average social situation of its users, the provinces and municipalities, and the best impact on public service.
The scheme may recognize up to 5 times the distributor’s monthly average invoice or up to 66% of the debt. The debt balance may be cancelled through a payment plan of up to 60 monthly installments, a
6-month
grace period and an interest rate equal to 50% the current rate at the WEM. The SE may execute individual agreements with each distributor.
Under such plan, mechanisms promoting investments may be agreed for the purpose of improving the service or reducing the debt of vulnerable users.
Electricity distribution companies which are WEM agents will be obliged to transfer the foregoing recognition conditions and plans to electricity distribution cooperatives which are not WEM agents and which are supplied with energy and power in block for their subsequent distribution to end users. If not possible, the SE will establish the modality for transferring the credit and/or payment plan granted to distribution cooperatives which are not WEM agents.

A special credit regime was established for distributors, administrations or provincial companies distributing electricity, irrespective of their corporate type, which as of September 30, 2020 have no outstanding debt, or have a debt considered reasonable with CAMMESA and/or the WEM. Such credits are equivalent to 5 times the average monthly bill of 2020, the provincial authorities being allowed to use them for the benefit of users and consumers of the public electricity service, for the automatic cancellation of payment obligations with CAMMESA and/or for investment in electric power infrastructure works allowing to improve the quality or the extension of the service in their respective jurisdictions.

•	Other incentives for natural gas producers:
The Ministry of economy was instructed, through the SE, to regulate the conditions for the granting of incentives to natural gas producers which comply with the requirements established within the framework of the plans for the promotion of production and investment in natural gas extraction implemented by the SE, through the payment of a compensation and the issuance of tax credit certificates as security (“certificates”), applicable to the cancellation of tax liabilities with the AFIP, plus compensatory and/or penalty interest, fines and other charges.
The AFIP will establish the procedure for applying the certificates issued electronically and in foreign currency, which will be converted into currency of legal tender at buyer exchange rate, as quoted by the BCRA at the close of business on date preceding its effective use.
Certificates to be issued to producing companies shall be for up to the amount of the compensations they are entitled to receive under the plans for the promotion and investment in natural gas extraction implemented by the SE, and may be used by the companies if the payment term for the compensations expires unpaid.
The compensation will be charged to the income tax.
In addition, the Cabinet Chief was authorized to make budget reallocations as shall be required to implement “Investment in Natural Gas Production from
Non-Conventional
Reservoirs Stimulus Program” created by MINEM Resolution No. 46-E/2017 (section 102).

•	Fuel imports for power generation:
An exemption from the tax on liquid fuels and carbon dioxide was established for gas oil and diesel oil imports and their sale in the domestic market, for up to a volume of 800,000 m
3
, carried out in 2021 with the purpose of compensating the demand peaks of such fuels that could not be supplied by local production and to be used in power generation.

•	Renewable energies:
The fiscal quota for fiscal year 2021 was fixed at 18,500 million, to be allocated to the fiscal benefits provided for in section 9 of Law No. 26,190 for the promotion of renewable energies corresponding to projects approved by the enforcement authority effectively commenced prior to December 31, 2017 (section 29). Fiscal quotas not used in previous years are automatically transferred to fiscal year 2021.
In addition, a fiscal quota of 300 million was approved in order to be allocated to a fiscal credit for up to 50% of the cost of the fossil fuel replaced with the distributed generation system, within the framework of the Regime for the Promotion of Distributed Generation of Renewable Energy Integrated to the Public Power Network.

•	Decree 1,053 / 2018:
Decree No. 1,053 / 2018 is repealed, as described in Note 34.f.

•	Natural gas sales for electricity generation
On August 1, 2018, MINEM Resolution 46/2018 was published in the BO, which instructed the Under-Secretariat of Electric Energy to take the necessary measures for CAMMESA to implement competitive mechanisms aimed at securing the availability of gas for the production of electric energy, and established new maximum prices (20% lower than the then-current prices) for natural gas at the TSEP, for each basin of origin, to be applied in order to estimate the cost of the natural gas volumes to be used in the production of electricity to be marketed on the WEM , or, generally, to be used in the provision of the electric power public distribution service from August 1, 2018.
On November 7, 2018, SGE Resolution No. 70/2018 was published in the BO, which amended Resolution No. 95/2013 issued by the former Secretariat of Energy, authorized Generators,
Co-Generators
and Self-Generators of the WEM to contract the supply of their own fuel for the generation of electric energy. In addition, this Resolution establishes that the costs of generation with their own fuel shall be appraised in accordance with the mechanism of recognizing the variable production costs recognized by CAMMESA.
On December 30, 2019, Resolution No. 12/2019 issued by the Ministry of Productive Development was published in the BO, which in its section 1 repealed SGE Resolution No. 70/2018, reinstating the validity of section 8 of Resolution No. 95/2013, as well as section 4 of Resolution No. 529/2014; and therefore, the commercial management and fuel dispatch are again centralized in CAMMESA, with some exceptions, such as the provision of fuels for generators under Energy Plus or the contracts concluded within the framework of the tender made by Resolution No.
287-E/2017
of the former Secretariat of Electric Energy.
On February 27, 2020, SE Resolution No. 31/2020 was published in the BO, by means of which, the National Government set new remunerative values for the sale of energy and non-contractualized power. The values of the aforementioned remunerations, previously nominated in dollars, are set in Argentine pesos and will be updated on a monthly basis according to the CPI and IWPI published by the INDEC. This resolution shall enter into force and apply to transactions conducted starting in February 2020.

•	Remuneration of generators
On April 8, 2020, by means of a letter, the Secretary of Energy instructed CAMMESA to postpone until further notice, the implementation of Annex VI – Inflation adjustment of the values established in Argentine Pesos, of SE Resolution No. 31/2020 regarding the remuneration of generators.
34.h) Regulatory requirements applicable to Natural Gas distribution
The Group participates in natural gas distribution through its subsidiary Metrogas.
The natural gas distribution system is regulated by Law No. 24,076 (the “Gas Act”) that, together with Decree No. 1,738/1992, issued by the PEN, other regulatory decrees, the specific bidding rules (Pliego), the Transfer Agreement and the License, establishes the Regulatory Framework for Metrogas’ business.
The License, the Transfer Agreement and the regulations issued pursuant to the Gas Act establish requirements regarding the quality of service, capital investment, restrictions on transfer and encumbrance on assets, cross-ownership restrictions among producers, transporters and distributors, and Metrogas stock transfer.
The Gas Act and the License created ENARGAS as the regulatory entity to administer and enforce the Gas Act and the applicable regulations. In this order, the tariffs for the gas distribution service were established by the License and are regulated by ENARGAS. ENARGAS’ jurisdiction extends to gas transportation, sale, storage and distribution. Its mandate under the Gas Act includes consumer protection, competition protection in gas supply and demand, and the promotion of long-term investments in the gas industry.
Gas distribution tariffs have been established in the License and are regulated by ENARGAS.

•	Distribution License
The License authorizes Metrogas to provide the public distribution service for a term of 35 years. The Gas Law provides that Metrogas may request from ENARGAS a License renewal for an additional term of 10 years upon the expiration of the original 35 year-term. ENARGAS will then evaluate Metrogas’ performance and make a recommendation to the PEN. Metrogas is entitled to the renewal of its License unless the ENARGAS proves that it has not substantially performed all of its obligations under the Gas Law, the respective regulations and decrees and the License.
At the end of the 35 or
45-year
period, as the case may be, the Gas Law requires a new competitive bidding to grant the license, for which, if it has performed its obligations, Metrogas will have the option to equal the best bid made to the Government by a third party.
Generally, upon the termination of a License due to completion of its time period, Metrogas will be entitled to a consideration equal to the value of the designated assets or to the amount paid by the successful bidder in a new call for tenders, whichever is lower.
Metrogas has various obligations under the Gas Law, including the obligation to comply with all reasonable requests within its service area. A service request will not be deemed reasonable if it were uneconomic for a distribution company to undertake the requested service. Metrogas is obliged to operate and maintain its facilities in a safe manner, which may require certain investments to replace or upgrade its facilities pursuant to the License.
The License specifies other obligations of Metrogas, including the obligation to provide a distribution service, to maintain continuous service, to operate the system in a prudent manner, to maintain the distribution network, to make the Mandatory Investments, to keep certain accounting records and to provide certain regular reports to the ENARGAS.
The License may be revoked by the Argentine Government, upon recommendation from the ENARGAS, in the following cases:

a)	Serious and repeated failure by Metrogas to meet its obligations.

b)	Total or partial interruption in the uninterruptible service for reasons attributable to Metrogas for a term exceeding the periods set forth in the License in one calendar year.

c)
Sale, disposition, transfer and encumbrance of Metrogas Core Assets, without the prior authorization of the ENARGAS, except where the said encumbrance is used to finance extensions and improvements to the gas pipeline system.

d)
Bankruptcy, dissolution or liquidation of Metrogas. The bankruptcy proceedings did not affect the normal course of Metrogas operations, and therefore, could not be the reason for the revocation of the Metrogas License.

e)
Ceasing the provision of the services provided for in the License, or the attempt to unilaterally assign or transfer, in whole or in part (without the previous authorization of the ENARGAS), or the waiver of, other than as permitted.

f)
Transfer of the Technical Assistance Contract or the delegation of the duties specified in the Contract, without the previous authorization of the ENARGAS, during the first ten years from License granting.

In relation to restrictions, the License provides that Metrogas will not assume its parent company’s debts or grant credits or encumber assets to secure debt of, or award any other benefit to, its parent company’s creditors.

•	Tariff renegotiation
On March 31, 2017, ENARGAS Resolution No. 4,356/2017 was published in the BO through which the tariff schemes resulting from the Metrogas RTI, effective as of April 1, 2017 and the temporary tariff schemes applicable to Metrogas users were approved.
In addition, ENARGAS Resolution No. 4,356/2017 approved: (i) the technical economic studies of Metrogas’ RTI, (ii) the non-automatic
Semi-Annual Adjustment Methodology to become effective jointly with the License Readjustment Memorandum of Agreement and (iii) the Metrogas Investment Plan for the next five-year term.
On December 23, 2019, Law No. 27,541 was published in the BO, which empowered the PEN to maintain natural gas tariffs under its federal jurisdiction and to initiate a renegotiation process of the current RTI or to initiate an extraordinary revision pursuant to the terms of Laws No. 24,065 and No. 24,076 and other related regulations, from the date such law entered into force and for a maximum term of 180 days, seeking a real reduction of the tariff burden on households, businesses and industries for the year 2020. Also, the Law established that the PEN had administrative powers to intervene the ENARGAS for a term of 1 year.
As regards the energy sector, under Section 5 of the Social Solidarity Law the PEN was empowered to maintain electricity and natural gas tariffs under its federal jurisdiction and to begin a renegotiation process of the current RTI or to start an extraodinary review pursuant to the terms of Laws No. 24,065, and No, 24,076 and other related regulations, from the date the Social Solidaity Law became effective and for a maxiumum term of one hundred and eighty (180) days, seeking a reduction of the actual tariff burden on households, businesses and industries for the year 2020. Also, the Law established that the PEN had administrative powers to intervene the ENARGAS for a term of one (1) year. On June 19, 2020 the Need and Emergency Decree (“DNU”) No. 543/2020 was published in the BO, extending the term established in the aforementioned Section 5 of the Social Solidarity Law from its expiration and for an additional term of 180 calendar days, thus extending the PEN’s power to keep electricity and natural gas tariffs unchanged until the end of 2020.
On March 17, 2020, Decree No. 278/2020 was publised in the BO, ordering the intervention of the ENARGAS until December 31, 2020, in compliance with Section 6 of Law No. 27,541, which was extended by Decree No. 1,020/2020 for a term of 1 year from its expiration or until the RTI shall be completed.
On December 17, 2020 Decree No 1,020/2020 was published in the BO, determining the start of the RTI for public utilites providing electricity and natural gas transportation and distribution services under federal jurisdiction. In general terms, Decree No. 1,020/2020 provides that:

•	The review term must not exceed 2 years from the date the Decree was passed.

•
As in previous cases, even though the RTI process will conclude with the execution of a Final Memorandum of Agreement (“Final Agreements”) which will initiate a new tariff period according to each regulatory framework, during the review period provisional adjustments of tariffs or consumption segments may be agreed (“Provisional Agreements”).

•	Both the Final Agreements and the Provisional Agreements must be formalized through Memorandums of Agreement signed by:
(a) concessionaires and licensees, and
(b) the heads of ENARGAS and the ENRE, and
(c) the Minister of Economy ad referendum of the PEN.

•	The decree establishes that if it were not feasible to reach an agreement, the Regulatory Authorities will propose, ad referendum of the PEN, the new tariff framework to be applied.

•	It extends the freezing term of electricity and natural gas tariffs for a 90-day term or until the new provisional tariff schemes agreed under Provisional Agreements shall become effective.

•
It extends the intervention of the ENARGAS and the ENRE for a term of one year since its expiration or until RTI has been completed. During the intervention, EDENOR and EDESUR shall be subject to the authority of the ENRE, thus extending the one-year
term provided for in the Social Solidarity Law.

i.	Tariff schemes
On March 28, 2018, MINEM Resolution No. 91/2018 was published in the BO. Such resolution unifies the terms for the adjustment due to variations in prices of the purchased gas or seasonal adjustment and the six-month
adjustment of tariffs, providing that once the transition period has elapsed, adjustments shall be seasonal, for the periods between April 1 to September 30 of each year, and between October 1 and March 31 of the following year.
On January 31, 2018, ENARGAS Resolution No. 249/2018 was published in the BO, which called for a public hearing to be held on February 22, 2018 to consider (i) the application of the Semi-Annual Tariff Adjustment Methodology, if applicable, for the adjustment of Metrogas tariffs; (ii) the application of the transfer to tariffs of the price of the purchased gas; and (iii) methodological alternatives for a more predictable billing of residential users’ consumption.
On March 28, 2018, ENARGAS Resolution No. 300/2018 was published in the BO declaring the Public Hearing No. 94 valid, approving the final tariff schedules applicable as of April 1, 2018 and approving the new fees and charges received by Metrogas for additional services.
On October 8, 2018, FC ENARGAS Resolution No. 281/2018 was published in the BO declaring the validity of Public Hearing No. 96, approving Metrogas tariff schedules, effective from its publication and approving the new fees and charges received by Metrogas for additional services.
Subsequently, FC ENARGAS Resolution No. 292/2018 issued on the BO on October 12, 2018, rectified the tariff schedules of the aforementioned FC ENARGAS Resolution No. 281/2018, with retroactive application as of October 8, 2018, the date on which this Resolution was published.
SGE Resolution No. 148/2019, published on April 1, 2019, established discounts of 27% and 12% in the price of gas at the TSEP for natural gas and undiluted propane gas through networks to residential users, for the months of April and May consumptions, respectively. In its recitals, this Resolution provides that the discount for residential users will bear the corresponding reimbursement to gas providers, pursuant to the methodology and with the prior controls to be established on a timely basis. On May 30, 2019, SGE Resolution No. 299/2019, supplementary to the previous one, was published, establishing that natural gas and undiluted propane gas through networks providers shall bill the volume of delivered gas for its distribution to beneficiary users with the deductions in the price of gas established as discounts, and approved the methodology applicable to the declaration, verification, determination and payment of the compensation to gas providers by reason of the discount applied to the price of gas at the TSEP.
Likewise, ENARGAS Resolution No. 198/2019, published on April 1, 2019, declared public hearing No. 98 valid, approved Metrogas tariff schemes effective as of April 1, 2019 (winter period 2019) and approved the new fees and charges.

On June 24, 2019, SGE Resolution No. 336/2019 was published, establishing the deferral of payment for residential users of natural gas and undiluted propane gas through networks of 22% in invoices issued from July 1, 2019 to October 31, 2019, was recovered from regular invoices issued from December 1, 2019 and for five monthly, equal and consecutive periods. This Resolution also determined that the financial cost of such deferral (calculated in respect of the original payment due dates of the invoices and the due dates of the invoices in which each recovery fee is included) would be assumed by the National Government as a subsidy, through the payment of interest to distributors, sub-distributors,
transporters and producers, applicable, to such end, at the rate for
30-
or
35-day
deposits of 20 million Pesos or higher, known as TM20, published by the BNA. On July 3, 2019, ENARGAS Resolution No. 359/2019 was published, instructing Licensees of the Natural Gas Distribution Service to apply the deferral established by SGE Resolution No. 336/2019, and in accordance with the commercial guidelines set forth in ENARGAS Resolution No. 359/2019.
On August 23, 2019, SGE Resolution No. 488/2019 was published which: i) approved the methodology for deferral of payments for residential users of natural gas and undiluted propane through networks in invoices issued from July 1, 2019 to October 31, 2019, established in Resolution No. 336/2019, and the deferral of payment of interest; and ii) instructed the UHaF to administer, execute and implement under its control the compensation procedure established and required ENARGAS to refer to the UHaF the reports contemplated in the methodology approved.
On September 4, 2019, SGE Resolution No. 521/2019 was published, which, among its most relevant aspects, provided: i) to defer the semi-annual adjustment of the margins of natural gas transportation and distribution, scheduled for October 1, 2019, to January 1, 2020; ii) to compensate the licensees of the natural gas transportation and distribution service by reviewing and adapting - in the exact incidence- their mandatory investments; iii) to include in the deferral the rates of undiluted propane through networks, which will be compensated, in the case of distribution licensees, by adapting mandatory investments, and in the case of sub-distributors,
the compensation will be recognized to the suppliers of propane as a discount to be paid by the National Government; and iv) to defer the tariff adjustment due to the variation in the price of gas at the TSEP scheduled for October 1, 2019, to January 1, 2020.
Through ENARGAS Resolution No. 703/2019, new tarrif schemes were published for Metrogas effective as of November 1, 2019. These tariff schemes were based on i) the analysis and review of the accumulated daily differences of Metrogas between the periods “October 2018 - April 2019” and “April 2019 - October 2019” and ii) the adjustment of ENARGAS Resolution No. 694/2019 that resolved a conflict between Metrogas and Naturgy BAN S.A. Subsequently, on November 29, 2019, and after being noticed of material errors in ENARGAS Resolution No. 703/2019, new tariff schemes were published for Metrogas through ENARGAS Resolution No. 763/2019, effective as of November 29, 2019.
On November 25, 2019, SGE Resolution No. 751/2019 was published in the BO, establishing the deferral of the semi-annual adjustment of the transportation and distribution margins scheduled for October 1, 2019 to February 1, 2020, for which purpose, on this occasion, the respective adjustment index shall be used to reflect the price variation from February to August 2019.
Subsequently, on December 5, 2019, SGE Resolution No. 791/2019 was published in the BO, which amended section 5 of SGE Resolution No. 521/2019, establishing the deferral of the gas price variation adjustment at the TSEP scheduled for October 1, 2019 to February 1, 2020.
On April 27, 2020 the ENARGAS Resolution No. 27/2020 was published, repealing ENARGAS Resolution No. 72/2019. See Terms and Conditions for the distribution of natural gas through networks in Note 34.f

ii.	Procedure for the compensation of the lower revenues that the Distributors receive from their users for benefits and / or bonuses and for higher costs of unaccounted gas
MINEM Resolution No.
508-E/2017,
published on December 29, 2017, established the procedure for the compensation of the lower revenues that the Licensees of the Natural Gas Distribution Service through Networks receive from their users, as a product of: (i) the application of benefits and/or discounts to users arising from the regulations in force in the tariff area of the distribution service of natural gas through networks, and (ii) the higher UNG costs compared to those established for its recognition in the rates, applicable as of January 1, 2018.

On December 7, 2018, ENARGAS communicated to the National Hydrocarbon Economy Department certain observations to the procedure established by MINEM Resolution No.
508-E/2017.
Based on such observations, the SGE did not recognize the adjustment provided for in MINEN Resolution No.
508-E/2017
regarding UNG. Additionally, ENARGAS determined that all amounts received starting on January 2018 through such date were of a provisional nature and had to be set off with the amounts owed by the SGE to Metrogas. Moreover, the adjustments to actual values established by such procedure for the same period, and the excess in costs incurred from December 2018 to December 2019 were not recognized either. The impact of the adjustment on the consolidated financial statements as of December 31, 2019 represented a loss of 622.

•	Note of ENARGAS relating to the equity interest of YPF in Metrogas
The Company has received from Metrogas a copy of the Note received by it from ENARGAS, requesting it to adjust Metrogas’ equity structure in line with the term provided for in Emergency Law No. 25,561 and in compliance with Section 34 of Law 24,076. In this regard, it should be noted that YPF indirectly acquired 70% of Metrogas equity, in a transaction that was approved by ENARGAS Resolution No. I/2,566 dated April 19, 2013; and, following the merger with YPF Inversora Energética S.A. and Gas Argentino S.A., is the holder of 70% of Metrogas shares.
On March 30, 2017, YPF filed an appeal for reconsideration requesting that the ENARGAS Note be revoked and a new decision be rendered setting a reasonable timeframe consistent with the current reality of the gas market to comply with the provisions set forth in article 34 of Law 24,076.
On June 15, 2017, YPF submitted to ENARGAS a tentative schedule for the process of adapting its equity interests in Metrogas, which was expanded in detail on July 3, 2017. Such presentation does not imply withdrawal of the aforementioned appeal.
On April 5, 2018, ENARGAS rejected the reconsideration petition filed by YPF on March 30, 2017. ENARGAS’ decision was notified to YPF on April 6, 2018 by means of ENARGAS Resolution No. 313/2018.
YPF requested examination of the proceedings, which was granted by ENARGAS on September 10, 2018, which in turn enabled the company to file an appeal in time.
On October 8, 2018, YPF filed an appeal for resolution by the SGE. As of the date of issuance of these consolidated financial statements, this appeal is pending resolution.
34.i) Regulatory requirements applicable to the petroleum liquid gas industry

•	Benchmark prices for the butane commercialization chain
On April 5, 2017, the SRH published Resolution No.
56-E/2017
in the BO, establishing new maximum benchmark prices for the different segments of the butane commercialization chain to be bottled in 10, 12 and 15 kg bottles under the Household Program (Decree No. 470/2015 and former Energy Secretariat Resolution No. 49/2015), and modifying the benchmark prices established in former Energy Secretariat Resolution No. 70/2015.
On June 7, 2017, the SRH published Resolution No. 75/2017 in the BO, which modifies the regulations applicable to the Household Program (former Energy Secretariat Resolution No. 49/2015) and provides that the adjustment of benchmark prices applicable to the different segments of the butane commercialization chain to be bottled in 10 and 12 kg bottles will not be implemented automatically in quarterly periods. Instead, those adjustments will be made at the discretion of the SRH in its capacity as enforcement authority of the Household Program. In addition, the resolution establishes that the adjustment of benchmark prices for LPG producers and fractionators on account of the RTI established by the Household Program in its regulations will take place only after the prior analysis of cost variations and their incidence, and taking into account regional, distribution and logistical factors.
MINEM Resolution No.
287-E/2017,
published on December 1, 2017, established new maximum benchmark prices and compensations for butane and propane producers effective from December 1, 2017, and introduced amendments to the Annex to the Regulation of the
Bottle-to-Bottle
Program approved by Resolution No. 49/2015, which, among other things prohibited charging the distributors for any additional service whatever its denomination, if in doing so the maximum benchmark prices and the maximum allowed deviations are exceeded.

Regulation No. 5/2018 of the Under-Secretariat of Hydrocarbon Resources was published on March 28, 2018, which established new maximum reference prices for the commercialization of butane for the sale of bottled LPG, effective as of April 1, 2018.
SGE Resolution No. 15/2019, published on January 28, 2019, updated benchmark prices (at the producer’s plant) for the commercialization of butane and propane effective as of February 1, 2019 and set the economic compensation to producers at Pesos 0 from the same date.
Regulation No. 29/2019 issued by the UHaF, published on April 24, 2019, replaced section VI of the Annex to Resolution 49/2015 of former Secretariat of Energy, in relation to the methodology to determine the contributions of butane and propane by producing companies and the quotas assigned to the fractionating companies.
On June 27, 2019, Regulation No. 104/2019 issued by the UHaF was published in the BO, which established the reference prices and compensations for butane and propane producers, effective as of July 1, 2019. In this respect, Regulation No. 80/2019 issued by the Under-Secretariat of Hydrocarbons and Fuels established new compensation amounts for residential users of bottled butane that were included in the record of subsidized beneficiaries.
On October 19, 2020 SE Resolution No. 30/2020 was published in the BO, modifying the maximum benchmark prices for butane and propane producers and maximum benchmark prices of GLP in bottles of 10, 12 and 15 kg for fractionators, distributors and retailers, adjusting the prices established in Annexes I and II to Resolution No. 70/15, as amended, issued by the former Secretariat of Energy, establishing the subsidy amount per bottle effective from October 1, 2020.
On December 21, 2020, SE Resolution No. 392/2020 was published in the BO, establishing that compensations for the sale of LPG, paid by the Fiduciary Fund for Subsidies on Residential Gas Consumption (Law No. 25,565), will be equal to the subsidy amount per bottle established in Section 11.2 of the Household Program (“HOGAR”), thus derogating the tariffs established by article 3 of Resolution No. 230/2015. Therefore, the maximum price for the sale of LPG for residential use was adjusted for the regions covered by such subsidy (District of Malargüe, the Patagonian Region and “la Puna” Region”).

•	LPG commercialization in the domestic market
Decree No. 311/2020 established that the maximum reference prices for the sale of LPG in bottles, cylinders and/or bulk for domestic consumption will remain at the current prices for a period of 180 days. The Enforcing Authority shall define the mechanisms required to guarantee the approriate residential demand supply.
On April 18, 2020, Resolution No.173/2020 issued by the Ministry of Productive Development was published in the BO, establishing that the SE has to prepare a report on the normal commercialization volumes of LPG in bottles, cylinders and/or in bulk for domestic market consumption, the price of the Household Program (Programa Hogar) and the market price of the product in cylinders and/or bulk for residential consumption as of the date of publication of Decree No. 311/2020 and the mechanisms required to ensure the adequate supply of the residential demand. In addition, Resolution No. 173/2020 clarifies the LPG may fluctuate below the levels established in Decree No. 311/2020, when the pricing mechanisms for such fluid shall so allow.

34.j) Tax Regulations

•	Social Solidarity and Recovery of the Productive Sector Law
On December 23, 2019, Law No. 27,541 known as the “Social Solidarity and Recovery of the Productive Sector Law” was published in the BO, which declared a public emergency in economic, financial, tax, administrative, pension, tariff, energy, health and social matters. The major tax modifications are listed below:
Income Tax
The Law established the suspension of the income tax rate reduction from 30% to 25% until the fiscal year beginning on January 1, 2021, as well as the modification of the dividend withholding rate from 13% to 7% until the same date.
On the other hand, 1/6 of the positive or negative adjustment for inflation provided for in Title VI of the Income Tax Law, for the first and second fiscal years beginning on January 2019, shall be registered in such fiscal year, and the remaining 5/6 in equal parts over the immediately following five fiscal years.
Personal assets Tax
The Law established an increase in the tax rate applicable to shares and ownership interests—substitute taxpayer regime - from 0.25% to 0.50%.
Export duties
Section 52 of Law No. 27,541 provided that, export duties on hydrocarbon and mining exports shall not exceed 8% of the taxable amount or the official FOB price. In this regard, Decree No. 488/2020, published on May 19, 2020, establishled a floating rate for hydrocarbon export duties, ranging from 0% when the Brent price is equal to or below US$ 45/Bbl to 8% when it is equal to or above US$ 60/Bbl.

•	Extended Moratorium
On August 26, 2020, Law No. 27,562 on Social Solidarity and Recovery of the Productive Sector within the Public Emerency Framework was published in the BO, which declared the extension of the regularization regime of tax, social security and customs obligations originally established for Micro, Small and
Medium-Sized
Enterprises (MSMEs) under Law No. 27,541. The following are the main aspects contemplated under this law:

•
The moratorium applies to individuals and legal entities responsible for payment of taxes and social security contributions, excluding subjects (except for MSMEs, non-profit
entities and small taxpayers) owning financial assets abroad and deciding not to repatriate at least 30% of such assets within 60 days from the date of accessing the regime (including shareholders who own at least thirty percent (30%) of the capital stock).

•	Obligations past due as on July 31, 2020 may be included.

•	A 15% deduction will apply to settlements in cash.

•	The number of installments may be 48, 60, 96 or 120, depending on the type of debt and taxpayer.

•	The first 6 installments will be subject to a 2% fixed monthly rate (BADLAR rate in Pesos at private banks from the seventh installment).
In addition, it establishes benefits for compliant taxpayers, taxpayers under the Small Taxpayer’s Regime (“
monotributistas”
) as well as for Micro and
Small-Sized
Entreprises.
Adherence to the plan, which expired on October 31, 2020, was extended to November 30, 2020 by Decree No. 833/2020, and then to December 15, 2020 by Decree No. 966/2020.

34.k) BCRA Communications
The regulations issued by the BCRA that are most relevant to the Group are described below:

•
Communication “A” 7,030, dated May 28, 2020 and complementaries: the BCRA established that for a financial institution to give a client access to the MULC (Sole and Free Exchange Market) for the payment of imports of goods and services, payments of principal and interest of offshore debts, and payment of dividends and profits, among other things, BCRA’s prior approval is required, or else a sworn statement must be received from the client, which the entities shall check for consistency with the data existing in the online system established by the BCRA, with respect to the fulfillment of the following requirements:

•	The client’s total holdings in foreign currency are deposited in a local bank account and it does not have available foreign liquid assets; and

•
The client agrees to settle through the official market, within 5 business days after they are made available, any proceeds received from abroad from the collection of loans granted to third parties, collection of a time deposit, and collection of the sales price of any other asset, provided such asset shall have been acquired, or the deposit made, or the loan granted after May 28, 2020.

In addition, it establishes that the BCRA’s prior approval is required to access the MULC for the following purposes (i) making advance payments of imports of goods or the repayment of principal of debts for the import of goods, and (ii) repayment of principal of offshore debts where the creditor is a related party of the debtor. Originally, this requirement expired on June 30, 2020, but it was repeatedly deferred and Communication “A” 7,151, dated May 29, 2020, extended the term until and including December 31, 2020.

•
Communication “A” 7,106, dated September 15, 2020: the BCRA established that private sector companies with scheduled principal maturities between October 15, 2020 and March 31, 2021 pursuant to debts with an offshore creditor, other than a related party, may access the MULC if they file with the BCRA a refinancing plan that meets the following criteria: (i) the net amount for which the exchange market will be accessed in the original terms will not exceed 40% of the principal amount becoming due, and (ii) the remaining principal must be refinanced with a new offshore debt with an average life of at least 2 years. The foregoing shall not apply to debts with international organizations or associated agencies thereof or secured by them, nor to loans granted to the debtor by official credit agencies or secured by them; or when the amount for which access to the foreign exchange market is requested for repayment of principal under such debt does not exceed the amount of 1 million United States dollars per calendar month.

•
Communication “A” 7,133, dated October 9, 2020: the BCRA established that a debtor may access the MULC to repay principal above the 40% threshold set out under Communication “A” 7,106, to the extent such debtor settles currency in the MULC as from October 9, 2020 in an amount equal to or higher than the excess over such 40% on account of (i) offshore debts, (ii) issuance of debt securities publicly registered abroad or, (iii) issuances of debt securities publicly registered in Argentina denominated in foreign currency, that meet the conditions set forth in the exchange regulation applicable to these issuances.

As regards debt securities publicly registered in Argentina or abroad, issued as from October 9, 2020 with an average life of at least 2 years and the delivery of which to the creditors has allowed meeting the parameters provided for in the refinancing plan required under the aforementioned regulation, the requirement to settle in foreign currency in order to access the exchange market for the repayment of their principal and interest shall be deemed met.

•
Communication “A” 7,196, dated January 6, 2021: the BCRA authorized the application of foreign currency proceeds from exports of goods and services to the repayment of principal and interest of publicly registered debt securities issuances as of January 7, 2021, to the extent that:

i.	Such issuance is made under (i) an exchange of debt securities, or (ii) the refinancing of foreign financial debt whose final maturity is scheduled between March 31, 2021 and December 31, 2022; and

ii.	Considering the transaction as a whole, the average life of the new debt is at least 18 longer than the maturities being refinanced.

It also established that proceeds from debtor’s exports of goods and services may be deposited in foreign and/or Argentine accounts in order to guarantee the payment of maturities of the new foreign debts provided for in item 1 of Communication “A” 7,123 and that shall have entered the exchange market and been settled through it as from January 7, 2021. This option will be available until the amount in the account reaches 125% of the principal and interest payable in the current month and the following 6 calendar months, according to the schedule of maturities agreed with the creditors. Funds in excess of such amount must be entered into and settled through the foreign exchange market subject to the terms set forth in general regulations on this matter.
Additionally, residents may access the local foreign exchange market -under certain terms- for the posting of guarantees related to debts incurred as of January 7, 2021 that are included in item 1 of Communication “A” 7,123, or to local trusts created to guarantee the payment of principal and interest of such debts, for the acquisition of foreign currency applied to the constitution of guarantees in foreign currency accounts related to the amounts due in the debt contracts.
In addition, the issuance of debt securities denominated in foreign currency issued as of January 7, 2021, to refinance pre-existing
debts shall be considered, for purposes of accessing the exchange market for payments of principal and interest on such securities, to have complied with the requirement of settlement in foreign currency for an amount equal to: i) the refinanced principal amount, ii) the interest accrued until the refinancing date and, iii) to the extent the new debt securities do not schedule principal maturities before 2023, an amount equivalent to the interest that would accrue until December 31, 2022.

•
Communication “A” 7,230, dated February 15, 2020: the BCRA extended the term of application of the provisions provided by Communication “A” 7,106 to a new period, between April 1, 2021 and December 31, 2021, and established new deadlines for submitting refinancing plans. Some exceptions were added to debt reached by this requirement when it relates to capital maturities of less than US$ 2 million per month, or debts incurred as of January 1, 2020 (i) whose funds have been entered and settled; or (ii) that constitute refinancing after said date, to the extent that the refinancing has allowed reaching the parameters required under the refinancing plan and (iii) the remaining portion of maturities of operations that were completed to comply with the refinancing plan, complying with its conditions. The impact of this communication is not significant for YPF and its subsidiaries. For its part, YPF EE (joint venture) has been reached by this communication by Class I NO whose principal is maturing on May 2021, for U$S 100 millon. The Management of said company considers that this communication will not have a negative impact.

34.l) Other regulatory requirements

•	CNV Regulatory Framework (N.T. 2013)

a)	CNV General Resolution No. 873
On November 27, 2020, General Resolution No. 873/2020 was published in the BO, simplifying the filing of financial information. The main simplifications for entities filing financial information based on the IFRS are mentioned below:

•	For information to be filed on a quarterly basis:
i) the filing of financial statements of companies over which the issuer exercises control, joint control or significant influence may be replaced with the disclosure in a Notes to the financial statements of the issuer of such entities’ information, in compliance with the applicable rules and regulations in force for each case. If this option is exercised, the issuer will make available such financial statements, if so requested by the public.
ii) consolidated and separate (individual) financial statements for interim periods may be filed as condensed statements, as provided for in IAS 34.

•	Section 12 of Chapter II, Title IV of the Rules (N.T. 2013 as amended) was repealed.

•	Information required in Exhibits may be disclosed in Notes.

Pursuant to section 1, Chapter III, Title IV of such Resolution, a description of the Notes to the consolidated financial statements containing information required under the Resolution in the form of exhibits follows.

Exhibit A – Fixed Assets	Note 8 Property, plant and equipment
Exhibit B – Intangible assets	Note 7 Intangible assets
Exhibit C – Investments in companies	Note 10 Investments in associates and joint ventures
Exhibit D – Other investments	Note 6 Financial instruments by category
Exhibit E – Provisions	Note 13 Trade receivables Note 12 Other receivables Note 10 Investments in associates and joint ventures Note 8 Property, plant and equipment Note 7 Intangible assets Note 15 Provisions
Exhibit F – Cost of goods sold and services rendered	Note 24 Costs
Exhibit G – Assets and liabilities in foreign currency	Note 37 Assets and liabilities in currencies other than the Peso

b)	CNV General Resolution No. 622
On March 18, 2015, the Company was registered with the CNV under the category “Settlement and Clearing Agent and Trading Agent—Own account”, record No. 549. Considering the Company’s business, and the CNV Rules and its Interpretative Criterion No. 55, the Company will not, under any circumstance, offer brokerage services to third parties for transactions in markets under the jurisdiction of the CNV, and it will also not open operating accounts to third parties to issue orders and trade in markets under the jurisdiction of the CNV.
Moreover, in accordance with the amendment to the CNV Rules provided for by General Resolution No. 731/2018, the Company is subject to the provisions of Section 5 b.1 of Title VII, Chapter II, of the CNV Rules, “Settlement and Clearing Agent—Direct Participant”. In this respect, as set forth in Section 13, Title VII, Chapter II, of the CNV Rules, as of December 31, 2020, the equity of the Company exceeds the minimum equity required by such Rules, which amounts to 18. Additionally, the balancing entry requirement established in Section 15 does not apply to the Company, as established in Section 5 b.1 of the aforementioned regulations.

c)	CNV General Resolution No. 629
Due to General Resolution No. 629 of the CNV, the Company informs that supporting documentation of YPF’s operations, which is not in YPF’s headquarters, is stored in the following companies:

iii.	AdeA S.A. located in Barn 3 – Route 36, Km. 31.5 – Florencio Varela – Province of Buenos Aires.

iv.	File S.R.L., located in Panamericana and R.S. Peña – Blanco Encalada – Luján de Cuyo – Province of Mendoza.
Additionally, it is placed on record that the detail of the documentation given in custody is available at the registered office, as well as the documents mentioned in section 5, subsection a.3, Section I, Chapter V, Title II of the CNV Rules.